UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06692

Name of Fund: BlackRock MuniYield California Insured Fund, Inc. (MCA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock MuniYield California Insured Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2010

Date of reporting period: 07/31/2010

Item 1 – Report to Stockholders

July 31, 2010

Annual Report

BlackRock MuniHoldings Insured Fund II, Inc. (MUE)

BlackRock MuniYield California Insured Fund, Inc. (MCA)

BlackRock MuniYield Insured Fund, Inc. (MYI)

BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)

BlackRock MuniYield New York Insured Fund, Inc. (MYN)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	ANNUAL REPORT	JULY 31, 2010

Dear Shareholder

The global economy is continuing to slowly improve, with the United States and emerging markets leading the way; however global and US economic statistics show that the pace of economic growth has trailed off in recent months. Market volatility has remained elevated over the past several months as investors remain uncertain about the future direction of economic growth. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. It is our view that the recent soft patch of economic data is just that — a slowdown in the pace of recovery and not an indication that the economy is sliding back into recession. In the United States, we expect to see slightly slower economic growth over the next several quarters; however, true double-dip recessions are quite rare, and unless there is a major shock to the economy, we believe the recovery will continue.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets were staging a muted recovery. On a 12-month basis global equities were still showing positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and credit-related issues have held European markets down. Within the United States, smaller cap stocks have outperformed large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Over recent months, risk aversion and credit issues kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, higher-risk fixed income assets performed well due to strong earnings announcements and better-than-expected results on European bank stress tests. Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of July 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	3.61%	13.84%

US small cap equities (Russell 2000 Index)	8.79	18.43

International equities (MSCI Europe, Australasia, Far East Index)	(0.62)	6.26

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	7.67	8.34

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.85	8.91

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.06	9.15

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.72	23.69

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility while questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2010	BlackRock MuniHoldings Insured Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Insured Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more that are covered by insurance guaranteeing the timely payment of principal at maturity and interest at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 33.51% based on market price, and 18.04% based on net asset value (“NAV”). For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 24.23% based on market price, and 15.41% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund held health and housing bonds with maturities of 20 years and longer, which benefited performance as the municipal yield curve flattened over the last 12 months. The Fund’s exposure to insured issues with weak underlying credits detracted from performance as investor confidence in monoline insurers waned.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2010 ($14.26)[1]	6.19%
Tax Equivalent Yield[2]	9.52%
Current Monthly Distribution per Common Share[3]	$0.0735
Current Annualized Distribution per Common Share[3]	$0.8820
Leverage as of July 31, 2010[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$14.26	$11.40	25.09%	$14.32	$11.40
Net Asset Value	$13.57	$12.27	10.59%	$13.88	$12.26

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

County/City/Special District/School District	28%	29%
Utilities	23	21
Transportation	23	23
State	11	10
Health	9	9
Housing	5	5
Corporate	1	2
Education	—	1

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	54%	50%
AA/Aa	24	19
A	20	27
BBB/Baa	1	2
Not Rated[6]	1	2

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010 and July 31, 2009, the market value of these securities was $3,925,265, representing 1% and $10,104,059, representing 2%, respectively, of the Fund’s long-term investments.

4	ANNUAL REPORT	JULY 31, 2010

Fund Summary as of July 31, 2010	BlackRock MuniYield California Insured Fund, Inc.

Fund Overview

BlackRock MuniYield California Insured Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 23.00% based on market price, and 15.69% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.26% based on market price, and 14.03% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund maintains a relatively generous degree of income accrual, which was a positive factor. The tightening of credit quality spreads in the uninsured basket of the Fund’s holdings also aided results. A fully-invested and slightly longer relative duration posture were additive, too, as rates declined over the period. The municipal market benefited from the Build America Bond Program, which effectively moved supply to the taxable market and, thus, alleviated supply pressure in the tax-exempt space. Management’s focus on the quality of underlying credits while the market placed less value on monoline insurance also aided relative performance. Secondary market demand for insured municipals weakened, resulting in limited liquidity and widening spreads on some sectors of insured bonds. Cash reserves held in the Fund during the period also detracted from performance as cash underperformed longer maturity coupon bonds in an environment of falling interest rates and tightening spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2010 ($14.02)[1]	5.82%
Tax Equivalent Yield[2]	8.95%
Current Monthly Distribution per Common Share[3]	$0.068
Current Annualized Distribution per Common Share[3]	$0.816
Leverage as of July 31, 2010[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share declared on September 1, 2010 was increased to $0.0705. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$14.02	$12.08	16.06%	$14.05	$12.03
Net Asset Value	$14.66	$13.43	9.16%	$14.92	$13.42

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

County/City/Special District/School District	55%	44%
Utilities	22	25
Transportation	11	13
Education	7	10
State	2	3
Health	2	3
Corporate	1	—
Housing	—	2

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	57%	44%
AA/Aa	29	28
A	14	27
BBB/Baa	—	1

[5]	Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT	JULY 31, 2010	5

Fund Summary as of July 31, 2010	BlackRock MuniYield Insured Fund, Inc.

Fund Overview

BlackRock MuniYield Insured Fund, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 24.03% based on market price, and 18.19% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 24.23% based on market price, and 15.41% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. Overall the tax-exempt municipal market benefited from the Build America Bond Program, which made the taxable market accessible to municipal issuers. This alleviated supply pressure in the tax-exempt space, which, coupled with increased investor demand for municipals, resulted in a favorable supply-demand paradigm and strong performance. The Fund benefited from its modestly long duration positioning as interest rates declined over the period. The Fund’s exposure to the long end of the yield curve made a positive impact as prices of longer-dated bonds are most sensitive to declining interest rates. The Fund’s holdings of insured bonds with lower-rated underlying credits also aided results as credit quality spreads tightened over the period. Detracting from performance was the Fund’s exposure to zero-coupon bonds, which underperformed relative to the broader municipal bond market as spreads in this sector generally widened. The Fund’s exposure to bonds with shorter maturities and/or call dates also detracted as declining interest rates had less of an impact on the shorter end of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2010 ($14.17)[1]	6.01%
Tax Equivalent Yield[2]	9.25%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Leverage as of July 31, 2010[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share declared on September 1, 2010 was increased to $0.072. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$14.17	$12.12	16.91%	$14.26	$11.46
Net Asset Value	$13.67	$12.27	11.41%	$13.88	$12.25

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

Transportation	27%	31%
County/City/Special District/School District	21	24
Utilities	17	17
Education	8	7
State	8	8
Health	7	6
Housing	6	5
Corporate	6	2

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	46%	47%
AA/Aa	29	23
A	20	25
BBB/Baa	5	5

[5]	Using the higher of S&P’s or Moody’s ratings.

6	ANNUAL REPORT	JULY 31, 2010

Fund Summary as of July 31, 2010	BlackRock MuniYield Michigan Insured Fund II, Inc.

Fund Overview

BlackRock MuniYield Michigan Insured Fund II, Inc.’s (MYM) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 26.01% based on market price, and 14.62% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.26% based on market price, and 14.03% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund benefited from its allocation to the health sector, which performed well during the period. Positive investment income coupled with a low cost of leverage enabled the Fund to increase its dividend twice in 2010. Overall the Fund benefited from increasing bond prices in the declining interest rate environment, however, its exposure to pre-refunded and escrowed issues detracted from performance as the shorter maturity structure of these issues limited their upward price movement.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYM
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2010 ($13.67)[1]	6.28%
Tax Equivalent Yield[2]	9.66%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Leverage as of July 31, 2010[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$ 13.67	$ 11.58	18.05%	$ 13.69	$ 11.45
Net Asset Value	$ 13.82	$ 12.87	7.38%	$ 14.11	$ 12.85

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

County/City/Special District/School District	26%	23%
Health	15	16
State	13	11
Transportation	12	11
Utilities	12	12
Corporate	12	15
Education	8	10
Housing	2	2

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	40%	28%
AA/Aa	27	27
A	28	40
BBB/Baa	2	2
Not Rated	3 [6]	3

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010, the market value of these securities was $4,382,645, representing 2% of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2010	7

Fund Summary as of July 31, 2010	BlackRock MuniYield New York Insured Fund, Inc.

Fund Overview

BlackRock MuniYield New York Insured Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Fund may invest directly in such securities or synthetically through the use of derivatives.

          No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended July 31, 2010, the Fund returned 26.36% based on market price, and 16.15% based on NAV. For the same period, the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.26% based on market price, and 14.03% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on market price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s outperformance relative to its peer group resulted more from its price appreciation than its distributions, which were below average for the period. On average, the Fund had a neutral-to-positive duration bias over the period. This positioning along with a low cash balance resulted in positive capital appreciation. Overall the tax-exempt municipal market benefited from the Build America Bond Program, which made the taxable market accessible to municipal issuers. This alleviated supply pressure in the tax-exempt space, which, coupled with increased investor demand for municipals, resulted in a favorable supply-demand paradigm and strong performance. Many of the Fund’s holdings began the period with depressed valuations resulting from their underperformance during the periods of dislocations in the credit market, which positioned them for more upward price movement potential as the market continued its recovery. We purchased a number of new issues structured with the goal of creating greater potential for price appreciation in response to declining interest rates. The Fund’s exposure to the health and housing sectors and Puerto Rico credits also added to performance. Detracting from performance was the Fund’s exposure to zero-coupon bonds, which underperformed as investors continued to favor the liquidity and defensiveness of current coupon bonds. The Fund’s concentration in the longer end of the yield curve benefited the portfolio while the Fund’s modest exposure to the short-term, high-grade, pre-refunded sector hindered performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2010 ($13.57)[1]	6.19%
Tax Equivalent Yield[2]	9.52%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Leverage as of July 31, 2010[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

The Monthly Distribution per Common Share declared on September 1, 2010 was increased to $0.071. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/10	7/31/09	Change	High	Low

Market Price	$ 13.57	$ 11.36	19.45%	$ 13.57	$ 11.32
Net Asset Value	$ 13.89	$ 12.65	9.80%	$ 13.98	$ 12.64

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	7/31/10	7/31/09

Transportation	31%	29%
County/City/Special District/School District	29	31
State	11	11
Utilities	10	10
Education	7	5
Corporate	5	6
Health	4	4
Housing	2	3
Tobacco	1	1

Credit Quality Allocations[5]

	7/31/10	7/31/09

AAA/Aaa	44%	45%
AA/Aa	17	16
A	34	32
BBB/Baa	2	7
BB/Ba	3	—

[5]	Using the higher of S&P’s or Moody’s ratings.

8	ANNUAL REPORT	JULY 31, 2010

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays dividends on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased returns to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Funds’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2010, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

MUE	39%
MCA	40%
MYI	38%
MYM	37%
MYN	37%

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. Each Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	9

Schedule of Investments July 31, 2010	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.9%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$5,225	$5,705,647
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	3,580	3,101,569

		8,807,216

Arizona — 0.5%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.25%, 10/01/28	1,175	1,221,730
5.00%, 10/01/29	305	309,688

		1,531,418

Arkansas — 4.1%
Arkansas Development Finance Authority, Refunding RB, Series C (NPFGC):
5.35%, 12/01/11 (a)	1,050	1,129,380
5.35%, 12/01/35	11,115	11,235,598

		12,364,978

California — 14.5%
City of Vista California, COP, Refunding, Community Projects (NPFGC), 5.00%, 5/01/37	5,400	5,124,978
County of Sacramento California, RB, Senior Series A (AGC), 5.50%, 7/01/41	3,500	3,695,055
Dixon Unified School District California, GO, Election of 2002 (AGM), 5.20%, 8/01/44	1,890	1,902,833
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	5,000	5,121,600
Modesto Schools Infrastructure Financing Agency, Special Tax Bonds (AMBAC), 5.50%, 9/01/36	4,240	3,925,265
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	3,175	3,292,507
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/21	2,975	2,976,993
Port of Oakland, Refunding RB, Series M, AMT (NPFGC), 5.38%, 11/01/27	2,220	2,221,909
Roseville Joint Union High School District California, GO, Election of 2004, Series A (NPFGC), 5.00%, 8/01/29	2,985	3,055,565

Municipal Bonds	Par (000)	Value

California (concluded)
Sacramento City Financing Authority California, RB, Capital Improvement (AMBAC), 5.00%, 12/01/27	$150	$151,457
San Francisco City & County Airports Commission, RB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 1/01/20	1,250	1,252,288
State of California, GO, Refunding, Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	9,350	9,354,301
Stockton Public Financing Authority California, RB, Redevelopment Projects, Series A (Radian), 5.25%, 9/01/34	2,430	1,871,027

		43,945,778

Colorado — 1.3%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	3,300	3,706,857
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series A-2, AMT, 7.50%, 4/01/31	155	164,787

		3,871,644

District of Columbia — 0.8%
District of Columbia, RB, Deed Tax, Housing Production Trust Fund, Series A (NPFGC), 5.00%, 6/01/32	2,500	2,519,975

Florida — 20.3%
City of Miami Florida, RB (NPFGC), 5.00%, 1/01/37	300	303,510
City of Orlando Florida, RB, Senior, 6th Cent Contract Payments, Series A (AGC), 5.25%, 11/01/38	675	663,235
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 5.24%, 10/01/37 (b)	1,980	323,275
Miami International Airport, Series A, AMT (AGM), 5.25%, 10/01/41	13,785	13,838,486
Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	6,700	6,836,345
Series A, AMT (AGM), 5.00%, 10/01/33	6,730	6,567,134
Water & Sewer System (AGM), 5.00%, 10/01/39	11,010	11,327,749

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guaranty
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FGIC	Federal Guaranty Insurance Co.
FHA	Federal Housing Administration
GAN	Grant Anticipation Notes
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single Family
SBPA	Stand-by Bond Purchase Agreement
SONYMA	State of New York Mortgage Agency
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

10	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (concluded)
County of Miami-Dade Florida, Refunding RB, Water & Sewer System (AGM), 5.00%, 10/01/29	$3,000	$3,151,140
County of St. John’s Florida, RB, CAB (AMBAC), 5.36%, 6/01/31 (b)	4,940	1,575,662
Jacksonville Port Authority, RB, AMT (AGC), 6.00%, 11/01/38	3,625	3,714,972
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	12,375	13,254,367

		61,555,875

Georgia — 2.8%
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	3,425	3,504,803
Metropolitan Atlanta Rapid Transit Authority, RB, Third Indenture, Series B (AGM), 5.00%, 7/01/34	4,830	5,050,924

		8,555,727

Idaho — 0.1%
Idaho Housing & Finance Association, RB, S/F Mortgage, Series E, AMT, 6.00%, 1/01/32	260	274,760

Illinois — 7.6%
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,080	2,371,158
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	3,400	3,927,340
City of Chicago Illinois, GO, Refunding, Projects, Series A (AGM):
5.00%, 1/01/28	2,315	2,467,049
5.00%, 1/01/29	3,585	3,794,651
5.00%, 1/01/30	1,430	1,502,287
City of Chicago Illinois, RB, General, Third Lien, Series C (AGM), 5.25%, 1/01/35	2,085	2,161,749
City of Chicago Illinois, Refunding RB, Second Lien (NPFGC), 5.50%, 1/01/30	2,270	2,520,994
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/28	4,000	4,247,360

		22,992,588

Indiana — 3.5%
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/42	8,000	8,087,200
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,370	2,583,016

		10,670,216

Iowa — 1.0%
Iowa Finance Authority, Refunding RB, Iowa Health System (AGC), 5.25%, 2/15/29	2,915	3,070,690

Kansas — 0.5%
Sedgwick & Shawnee Counties Kansas, MRB, Series A-2, AMT (Ginnie Mae), 6.20%, 12/01/33	1,585	1,609,631

Kentucky — 0.9%
Kentucky Economic Development Finance Authority, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/38	1,000	1,091,170
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	1,525	1,660,115

		2,751,285

Municipal Bonds	Par (000)	Value

Louisiana — 1.3%
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	$3,550	$3,951,682

Maine — 0.9%
City of Portland Maine, RB, General (AGM), 5.25%, 1/01/35	2,795	2,891,427

Michigan — 11.0%
City of Detroit Michigan, RB:
Second Lien, Series B (NPFGC), 5.50%, 7/01/29	4,170	4,274,625
Senior Lien, Series B (AGM), 7.50%, 7/01/33	2,500	3,010,175
City of Detroit Michigan, Refunding RB:
Second Lien, Series C (BHAC), 5.75%, 7/01/27	2,600	2,841,566
Second Lien, Series E (BHAC), 5.75%, 7/01/31	5,060	5,407,723
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	4,180	4,886,963
Senior Lien, Series C-2 (BHAC), 5.25%, 7/01/29	1,860	1,926,923
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	1,440	1,568,621
5.25%, 10/15/25	750	809,580
Michigan Strategic Fund, Refunding RB, AMT, Detroit Edison Co. (Syncora):
Pollution, Series C, 5.65%, 9/01/29	2,935	2,939,432
Project, Series A, 5.50%, 6/01/30	2,000	1,950,360
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,115	3,719,559

		33,335,527

Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,975	2,220,947

Nevada — 2.0%
County of Clark Nevada, RB, Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	5,765	5,880,646
Nevada Housing Division, Refunding RB, S/F Mortgage, Mezzanine, Series A-2, AMT (NPFGC), 6.30%, 4/01/22	95	96,516

		5,977,162

New Jersey — 6.0%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,000	11,209,880
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	3,400	3,629,364
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (AGC), 5.63%, 12/15/28	2,930	3,292,470

		18,131,714

New York — 0.8%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,300	2,460,264

North Carolina — 0.3%
North Carolina HFA, RB, Home Ownership, Series 14A, AMT (AMBAC), 5.35%, 1/01/22	1,060	1,067,314

Pennsylvania — 2.0%
Delaware River Port Authority, RB, Series D (AGC), 5.00%, 1/01/40	3,000	3,083,850
Pennsylvania Turnpike Commission, RB, Sub-Series B (AGM), 5.25%, 6/01/39	3,000	3,151,200

		6,235,050

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	11

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	$3,500	$3,864,140

South Carolina — 5.5%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series A-2, AMT (AGM), 6.35%, 7/01/19	960	973,920
South Carolina State Public Service Authority, RB, Series A (AMBAC), 5.00%, 1/01/42	15,000	15,600,150

		16,574,070

Texas — 19.1%
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	1,795	1,921,637
5.00%, 11/15/29	2,270	2,414,486
City of Dallas Texas, Refunding RB (AGC), 5.25%, 8/15/38	2,100	2,181,102
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	6,700	7,711,365
County of Bexar Texas, RB, Venue Project, Motor Vehicle Rental (BHAC), 5.00%, 8/15/39	1,805	1,867,760
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,000	1,137,870
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Project (AGC), 5.50%, 5/15/36	2,935	3,124,043
Lubbock Cooper ISD Texas, GO, School Building (AGC), 5.75%, 2/15/42	1,250	1,348,738
North Texas Tollway Authority, RB, System, First Tier, Series K-2 (AGC), 6.00%, 1/01/38	1,000	1,113,750
North Texas Tollway Authority, Refunding RB System, First Tier (NPFGC):
5.75%, 1/01/40	14,750	15,353,865
Series A, 5.13%, 1/01/28	3,950	4,066,446
Series A, 5.63%, 1/01/33	10,975	11,471,399
Series B, 5.75%, 1/01/40	1,000	1,040,940
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	3,000	3,293,040

		58,046,441

Utah — 1.4%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	4,085	4,180,385

Virginia — 0.8%
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/35	2,195	2,548,505

Washington — 1.9%
Chelan County Public Utility District No. 1, RB, Chelan Hydro System, Series A, AMT (AMBAC), 5.45%, 7/01/37	3,840	3,839,808
Washington Health Care Facilities Authority, Refunding RB, Providence Health, Series C (AGM), 5.25%, 10/01/33	1,830	1,916,687

		5,756,495

Total Municipal Bonds — 115.8%		351,762,904

Municipal Bonds Transferred to Tender Option Bond Trusts (c)

Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	3,750	3,821,100

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

California — 3.6%
City of San Jose California, GO, Libraries, Parks, and Public Safety Project (NPFGC), 5.00%, 9/01/30	$3,805	$3,932,669
San Diego Community College District California, GO, Election of 2002 (AGM), 5.00%, 5/01/30	1,486	1,531,262
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,189	5,450,384

		10,914,315

Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	9,410	9,535,435

District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,700	1,921,227

Florida — 7.9%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	6,493	6,560,241
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	12,500	13,966,375
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	3,000	3,309,570

		23,836,186

Georgia — 2.2%
Augusta-Richmond County Georgia, RB (AGM), 5.25%, 10/01/34	6,290	6,564,307

Illinois — 6.4%
City of Chicago Illinois, RB, Series A, (AGM), 5.00%, 1/01/33	15,000	15,179,175
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	3,969	4,230,986

		19,410,161

Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	2,304	2,519,346

Massachusetts — 1.7%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	4,994	5,238,548

Nevada — 6.7%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	10,000	11,237,500
Series B, 5.50%, 7/01/29	8,247	9,128,661

		20,366,161

New Jersey — 1.4%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,941	4,102,214

New York — 2.4%
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.25%, 10/15/27	6,751	7,349,069

Washington — 2.5%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/39	6,883	7,601,709

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.6%		123,179,778

Total Long-Term Investments (Cost — $460,007,768) — 156.4%		474,942,682

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (concluded)	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)	Value

Florida — 0.4%
Jacksonville Health Facilities Authority VRDN, 0.25%, 8/02/10 (d)	$1,115	$1,115,000

	Shares

Money Market Fund — 5.7%
FFI Institutional Tax-Exempt Fund, 0.21% (e)(f)	17,366,850	17,366,850

Total Short-Term Securities (Cost — $18,481,850) — 6.1%		18,481,850

Total Investments (Cost — $478,489,618*) — 162.5%		493,424,532
Other Assets Less Liabilities — 1.3%		3,986,834
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (20.7)%		(62,737,649)
Preferred Shares, at Redemption Value — (43.1)%		(131,006,425)

Net Assets Applicable to Common Shares — 100.0%		$303,667,292

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$415,974,538

Gross unrealized appreciation	$17,911,774
Gross unrealized depreciation	(3,154,714)

Net unrealized appreciation	$14,757,060

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares at July 31, 2009	Net Activity	Shares at July 31, 2010	Income

FFI Institutional Tax-Exempt Fund	17,593,090	(226,240)	17,366,850	$20,203

(f)	Represents the current yield as of report date.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$474,942,682	—	$474,942,682
Short-Term Securities	$17,366,850	1,115,000	—	18,481,850

Total	$17,366,850	$476,057,682	—	$493,424,532

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	13

Schedule of Investments July 31, 2010	BlackRock MuniYield California Insured Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 90.1%

Corporate — 0.9%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,691,674
University of California, RB, Limited Project, Series B (AGM), 5.00%, 5/15/33	1,740	1,774,765

		4,466,439

County/City/Special District/ School District — 50.2%
Arcadia Unified School District California, GO, Election of 2006, Series A (AGM), 5.00%, 8/01/37	9,000	9,200,340
Bay Area Governments Association, Refunding RB, California Redevelopment Agency Pool, Series A (AGM), 6.00%, 12/15/24	255	259,452
Brentwood Infrastructure Financing Authority California, Special Assessment Bonds, Refunding, Series A (AGM), 5.20%, 9/02/29	3,980	4,032,417
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.50%, 8/01/29	2,000	2,186,960
Chabot-Las Positas Community College District California, GO, CAB, Election of 2004, Series 4-B (AMBAC), 5.17%, 8/01/26 (a)	6,705	2,608,245
Chino Basin Desalter Authority, Refunding RB, Series A (AGC), 5.00%, 6/01/35	1,305	1,322,644
Chino Valley Unified School District, GO, Election of 2002, Series C (NPFGC), 5.25%, 8/01/30	3,000	3,064,770
City of Riverside California, COP (AMBAC), 5.00%, 9/01/28	3,000	3,025,440
City of San Jose California, GO, Libraries, Parks, and Public Safety Project (NPFGC), 5.00%, 9/01/27	7,910	8,239,847
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	2,000	2,227,960
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	2,500	2,647,225
Fontana Unified School District California, GO, Series A (AGM), 5.25%, 8/01/31	3,000	3,144,840
Fremont Unified School District Alameda County California, GO, Series A (NPFGC), 5.50%, 8/01/26	10,755	11,381,049
Fresno Joint Powers Financing Authority California, RB, Series A (AGM), 5.75%, 6/01/26	3,295	3,389,336
Glendora Unified School District California, GO, Election of 2005, Series A (NPFGC):
5.00%, 8/01/27	1,350	1,430,271
5.25%, 8/01/30	2,730	2,889,596
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	10,000	10,166,800
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC):
5.00%, 7/01/27	5,240	5,546,068
5.00%, 7/01/35	6,825	7,062,100
Los Angeles Municipal Improvement Corp., Refunding RB, Real Property, Series B (AGC), 5.50%, 4/01/39	1,500	1,585,635
Los Angeles Unified School District California, GO:
Election of 2002, Series C (AGM), 5.00%, 7/01/32	10,000	10,204,700
Election of 2004, Series F (FGIC), 5.00%, 7/01/30	5,000	5,066,200
Los Gatos Union School District California, GO, Election of 2001, Series C (NPFGC), 5.13%, 8/01/32	1,075	1,103,832
Merced Community College District California, GO, School Facilities Improvement District No. 1 (NPFGC), 5.00%, 8/01/31	6,850	6,906,512

Municipal Bonds	Par (000)	Value

California (continued)

County/City/Special District/ School District (concluded)
Murrieta Valley Unified School District Public Financing Authority, Special Tax Bonds, Refunding, Series A (AGC), 5.13%, 9/01/26	$8,000	$8,477,200
Orange County Water District, COP, Refunding, 5.25%, 8/15/34	9,045	9,671,004
Orchard School District California, GO, Election of 2001, Series A (AGC), 5.00%, 8/01/34	7,490	7,658,899
Oxnard Union High School District California, GO, Refunding, Series A (NPFGC), 6.20%, 8/01/30	9,645	10,422,483
Peralta Community College District California, GO, Peralta Community College (AGM), 5.00%, 8/01/37	6,195	6,341,945
Pittsburg Unified School District, GO, Election of 2006, Series B (AGM):
5.50%, 8/01/34	2,000	2,131,780
5.63%, 8/01/39	4,500	4,830,795
Port of Oakland, Refunding RB, Series M, AMT (NPFGC), 5.38%, 11/01/27	16,930	16,944,560
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,210,100
Riverside Unified School District California, GO, Series C (AGC), 5.00%, 8/01/32	5,010	5,126,082
Saddleback Valley Unified School District California, GO (AGM), 5.00%, 8/01/29	2,565	2,634,178
San Bernardino City Unified School District California, GO, Series A (AGM), 5.00%, 8/01/28	5,000	5,131,150
San Diego Community College District California, GO, Election of 2006 (AGM), 5.00%, 8/01/32	7,090	7,356,938
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	1,115	1,152,542
San Jose Redevelopment Agency California, Tax Allocation Bonds, Housing Set Aside Merged Area, Series E, AMT (NPFGC), 5.85%, 8/01/27	7,300	7,325,404
San Juan Unified School District California, GO, Election of 2002:
(AGM), 5.00%, 8/01/34	6,475	6,654,617
(NPFGC), 5.00%, 8/01/28	4,250	4,362,030
San Mateo County Transportation District California, Refunding RB, Series A (NPFGC), 5.00%, 6/01/29	4,350	4,547,099
Santa Rosa High School District California, GO, Election of 2002 (NPFGC), 5.00%, 8/01/28	2,500	2,526,350
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,600	6,240,864
South Tahoe Joint Powers Financing Authority, RB, South Tahoe Redevelopment Project Area No. 1, Series A (AGM), 5.00%, 10/01/29	1,645	1,661,516
Ventura County Community College District, GO, Refunding, Series A (NPFGC), 5.00%, 8/01/27	3,395	3,562,170
Vista Unified School District California, GO, Series B (NPFGC), 5.00%, 8/01/28	2,550	2,617,218
West Contra Costa Unified School District California, GO, Election of 2002, Series B (AGM), 5.00%, 8/01/32	6,690	6,693,746
Westminster Redevelopment Agency California, Tax Allocation Bonds, Subordinate, Commercial Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	4,918,985

		252,891,894

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield California Insured Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California (continued)

Education — 4.4%
Chaffey Community College District, GO, Election of 2002, Series C (NPFGC):
5.00%, 6/01/27	$1,000	$1,041,630
5.00%, 6/01/32	1,600	1,639,904
Escondido Union High School District, COP (AGM), 5.00%, 6/01/37	1,250	1,238,975
Riverside Community College District, GO, Election of 2004, Series C (AGM), 5.00%, 8/01/32	8,750	9,010,313
University of California, RB, Limited Project, Series D:
(AGM), 5.00%, 5/15/37	2,775	2,871,653
(NPFGC), 5.00%, 5/15/37	5,340	5,510,186
(NPFGC), 5.00%, 5/15/41	1,000	1,026,560

		22,339,221

Health — 2.6%
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A:
6.00%, 7/01/34	2,130	2,295,970
6.00%, 7/01/39	5,500	5,895,725
California Statewide Communities Development Authority, RB, Health Facility, Memorial Health Services, Series A, 6.00%, 10/01/23	3,685	3,853,146
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West, Series D (BHAC), 5.50%, 7/01/31	1,010	1,067,600

		13,112,441

Housing — 0.1%
California Rural Home Mortgage Finance Authority, RB, AMT, Mortgage-Backed Securities Program (Ginnie Mae):
Series A, 6.35%, 12/01/29	100	108,923
Series B, 6.25%, 12/01/31	70	70,773
County of San Bernardino California, Refunding RB, Home Mortgage-Backed Securities, Series A-1, AMT (Ginnie Mae), 6.25%, 12/01/31	140	146,070

		325,766

State — 4.0%
California State Public Works Board, RB, Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,500	3,768,450
State of California, GO, Various Purpose:
6.00%, 3/01/33	5,000	5,412,500
6.50%, 4/01/33	9,875	11,105,524

		20,286,474

Transportation — 11.2%
City of San Jose California, RB, Series D (NPFGC), 5.00%, 3/01/28	4,575	4,610,639
County of Orange California, RB, Series B, 5.75%, 7/01/34	5,000	5,445,350
County of Sacramento California, RB:
Senior-Series B AMT (AGM), 5.25%, 7/01/33	7,500	7,514,100
Subordinated and PFC/Grant, Series C (AGC), 5.75%, 7/01/39	5,380	5,786,567
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	11,405	11,405,570

Municipal Bonds	Par (000)	Value

California (concluded)

Transportation (concluded)
San Francisco City & County Airports Commission, RB:
Series E, 6.00%, 5/01/39	$9,650	$10,657,556
Special Facility Lease, SFO Fuel, Series A AMT (AGM), 6.10%, 1/01/20	1,000	1,001,830
Special Facility Lease, SFO Fuel, Series A AMT (AGM), 6.13%, 1/01/27	985	986,015
San Francisco City & County Airports Commission, Refunding RB, Second Series 34E, AMT (AGM):
5.75%, 5/01/24	5,000	5,411,650
5.75%, 5/01/25	3,500	3,762,080

		56,581,357

Utilities — 16.7%
Castaic Lake Water Agency, COP, Refunding, 2001 Project, Series A (AGM), 5.00%, 8/01/30	1,000	1,030,160
City of Glendale California, RB (NPFGC), 5.00%, 2/01/32	4,390	4,431,047
City of Santa Clara California, RB, Sub-Series A (NPFGC), 5.00%, 7/01/28	5,500	5,556,265
Contra Costa Water District, Refunding RB:
Series L (AGM), 5.00%, 10/01/32	4,135	4,269,718
Series O (AMBAC), 5.00%, 10/01/24	1,735	1,866,201
East Bay Municipal Utility District, RB, Series A (NPFGC), 5.00%, 6/01/37	6,500	6,813,755
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/33	4,125	4,344,161
El Centro Financing Authority California, RB, Series A (AGM), 5.25%, 10/01/35	1,100	1,106,248
Fortuna Public Financing Authority, RB (AGM), 5.00%, 10/01/36	1,500	1,507,005
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AGM):
5.00%, 7/01/35	3,000	3,088,110
5.00%, 7/01/37	13,500	13,937,535
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC), 5.00%, 10/01/33	7,175	7,384,079
Oxnard Financing Authority, RB, Redwood Trunk Sewer & Headworks, Series A (NPFGC), 5.25%, 6/01/34	13,000	13,210,990
Sacramento Regional County Sanitation District, RB, Sacramento Regional County Sanitation (NPFGC), 5.00%, 12/01/27	7,070	7,408,158
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01 /31	3,000	3,080,130
Turlock Public Financing Authority California, RB, Series A (NPFGC), 5.00%, 9/15/33	3,000	3,041,370
Vallecitos Water District California, COP, Refunding, Series A (AGM), 5.00%, 7/01/27	2,000	2,082,960

		84,157,892

Total Municipal Bonds — 90.1%		454,161,484

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	15

Schedule of Investments (continued)	BlackRock MuniYield California Insured Fund, Inc. (MCA)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value

California — 67.7%

Corporate — 5.6%
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	$19,630	$20,596,385
University of California, RB, Series L, 5.00%, 5/15/40	7,398	7,620,716

		28,217,101

County/City/Special District/ School District — 32.4%
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	12,150	12,387,168
Fremont Unified School District Alameda County California, GO, Election of 2002, Series B (AGM), 5.00%, 8/01/30	15,997	16,452,840
Lodi Unified School District California, GO, Election of 2002 (AGM), 5.00%, 8/01/29	10,260	10,428,469
Los Angeles Community College District California, GO, Series A:
Election of 2001 (AGM), 5.00%, 8/01/32	12,000	12,313,440
Election of 2001 (NPFGC), 5.00%, 8/01/32	26,438	27,080,496
Election of 2008, Series A, 6.00%, 8/01/33	9,596	10,826,270
Los Angeles Unified School District California, GO, Series I, 5.00%, 1/01/34	5,000	5,104,400
Ohlone Community College District, GO, Ohlone, Series B (AGM), 5.00%, 8/01/30	19,998	20,567,660
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,297,600
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	7,550	7,770,687
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/30	7,350	7,565,355
San Francisco Bay Area Transit Financing Authority, Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	10,497	10,904,287
San Jose Financing Authority, Refunding RB, Civic Center Project, Series B (AMBAC), 5.00%, 6/01/32	11,400	11,456,772

		163,155,444

Education — 6.7%
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/39	4,860	4,911,905
Los Angeles Community College District California, GO, Election of 2003, Series E (AGM), 5.00%, 8/01/31	7,497	7,692,763
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,236,000
Series O, 5.75%, 5/15/34	11,190	12,637,538

		33,478,206

Utilities — 23.0%
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	3,568	3,585,381
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,070	9,336,295
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	15,000	15,546,000
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	7,990	8,375,677
Los Angeles Department of Water & Power, RB:
Power System, Sub-Series A-1 (AGM), 5.00%, 7/01/31	5,007	5,192,815
Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	5,029	5,192,301
System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	7,720,200

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value

California (concluded)

Utilities (concluded)
Los Angeles Department of Water & Power, Refunding RB, Power System, Sub-Series A-2 (NPFGC), 5.00%, 7/01/27	$16,000	$16,688,640
Metropolitan Water District of Southern California, RB, Series A, 5.00%, 7/01/37	15,000	15,796,500
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	9,277	9,566,845
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	8,510	8,836,103
San Diego County Water Authority, COP, Series A (AGM), 5.00%, 5/01/31	10,000	10,267,100

		116,103,857

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 67.7%		340,954,608

Total Long-Term Investments (Cost — $778,127,360) — 157.8%		795,116,092

Short-Term Securities	Shares

BIF California Municipal Money Fund, 0.04%, (c)(d)	39,049,939	39,049,939

Total Short-Term Securities (Cost — $39,049,939) — 7.8%		39,049,939

Total Investments (Cost — $817,177,299*) — 165.6%		834,166,031
Other Assets Less Liabilities — 1.5%		7,479,248
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (34.0)%		(171,228,214)
Preferred Shares, at Redemption Value — (33.1)%		(166,548,530)

Net Assets Applicable to Common Shares — 100.0%		$503,868,535

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$646,442,072

Gross unrealized appreciation	$19,105,839
Gross unrealized depreciation	(2,519,301)

Net unrealized appreciation	$16,586,538

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares at July 31, 2009	Net Activity	Shares at July 31, 2010	Income

BIF California Municipal Money Fund	21,941,944	17,107,995	39,049,939	$5,332

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (concluded)	BlackRock MuniYield California Insured Fund, Inc. (MCA)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

42	10-Year U.S. Treasury Bond	September 2010	$5,110,126	$(89,999)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$795,116,092	—	$795,116,092
Short-Term Securities	$39,049,939	—	—	39,049,939

Total	$39,049,939	$795,116,092	—	$834,166,031

[1]	See above Schedule of Investments for values in each sector.

Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(89,999)	—	—	$(89,999)

[2]	Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	17

Schedule of Investments July 31, 2010	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.4%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$3,605	$3,936,624

Alaska — 1.3%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	10,150	11,758,775

Arizona — 2.8%
Downtown Phoenix Hotel Corp., RB, Senior Series A (FGIC), 5.00%, 7/01/36	21,355	17,882,463
Maricopa County & Phoenix Industrial Development Authorities, Refunding RB, S/F, Series A-2, AMT (Ginnie Mae), 5.80%, 7/01/40	2,430	2,476,826
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	3,725	3,835,223
5.25%, 10/01/28	1,600	1,663,632

		25,858,144

California — 13.7%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.47%, 10/01/24 (a)	10,000	8,232,400
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	5,835	5,971,422
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.75%, 7/01/39	1,550	1,621,409
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 11/01/32	9,865	9,980,519
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	3,545	3,579,103
California Statewide Communities Development Authority, RB (AGM):
St. Joseph Health System, Series E, 5.25%, 7/01/47	10,000	10,150,300
Sutter Health, Series D, 5.05%, 8/15/38	3,750	3,809,362
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,900	1,950,673
City of San Jose California, Refunding RB, Series A, AMT (AMBAC), 5.50%, 3/01/32	11,965	12,155,722
County of Sacramento California, RB, Senior Series A (AGM), 5.00%, 7/01/41	15,000	15,116,400
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	5,800	6,141,562
Los Angeles Municipal Improvement Corp., RB, Series B1 (NPFGC), 4.75%, 8/01/37	15,000	14,340,600
Mendocino-Lake Community College District, GO, Election of 2006, Series A (NPFGC), 5.00%, 8/01/31	1,485	1,498,974
Norwalk-La Mirada Unified School District California, GO, Refunding, CAB, Election of 2002, Series E (AGC), 6.47%, 8/01/38 (b)	7,620	1,298,524
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	2,500	2,592,525
Port of Oakland, RB, Series K, AMT (NPFGC), 5.75%, 11/01/29	3,645	3,645,182
Port of Oakland, Refunding RB, Series M, AMT (NPFGC), 5.38%, 11/01/27	7,530	7,536,476
Riverside County Public Financing Authority, Tax Allocation Bonds, Redevelopment Projects (Syncora), 5.00%, 10/01/35	10,000	8,270,500
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 4/01/30	10	10,132
Stockton Public Financing Authority California, RB, Parking & Capital Projects (NPFGC), 5.25%, 9/01/34	5,000	4,899,350
West Valley-Mission Community College District, GO, Election of 2004, Series A (AGM), 5.00%, 8/01/30	3,600	3,720,528

		126,521,663

Municipal Bonds	Par (000)	Value

District of Columbia — 1.1%
Metropolitan Washington Airports Authority, RB, Series B, AMT (AMBAC), 5.00%, 10/01/32	$10,000	$10,077,200

Florida — 16.4%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	15,000	15,489,600
City of Orlando Florida, RB, Senior, 6th Cent Contract Payments, Series A (AGC), 5.25%, 11/01/38	14,250	14,001,623
City of Tallahassee Florida, RB (NPFGC), 5.00%, 10/01/32	3,300	3,385,701
Collier County School Board, COP (AGM), 5.00%, 2/15/23	5,000	5,215,450
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	2,250	2,354,760
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	6,000	6,882,120
Series B-1, 5.75%, 7/01/33	3,700	3,999,996
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.75%, 6/01/39	5,200	5,508,204
Miami International Airport, AMT (NPFGC), 5.38%, 10/01/25	10,650	10,719,438
Miami International Airport, AMT (NPFGC), 5.38%, 10/01/27	1,000	1,003,270
Miami International Airport, Series A, AMT (AGM), 5.50%, 10/01/41	19,020	19,407,057
Water & Sewer System (AGM), 5.00%, 10/01/39	11,700	12,037,662
County of Miami-Dade Florida, Refunding RB:
(AGM), 5.00%, 7/01/35	2,800	2,866,052
Miami International Airport, AMT, (AGC), 5.00%, 10/01/40	11,000	10,715,100
Miami International Airport, AMT, Series A (AGC), 5.00%, 10/01/35	2,100	2,052,792
Series C (BHAC), 6.00%, 10/01/23	20,095	23,613,233
County of Orange Florida, Refunding RB, Series B (NPFGC), 5.13%, 1/01/32	2,000	2,026,440
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/31	4,125	4,284,266
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	5,135	5,344,713

		150,907,477

Georgia — 1.6%
City of Atlanta Georgia, RB, General, Series B (AGM), 5.25%, 1/01/33	12,500	12,846,500
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	2,275	2,328,008

		15,174,508

Illinois — 15.0%
Chicago Board of Education Illinois, GO, Refunding, CAB, School Reform, Series A (NPFGC), 5.39%, 12/01/22 (b)	10,515	5,865,582
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT (NPFGC):
5.25%, 1/01/27	16,685	16,850,348
6.00%, 1/01/27	26,230	27,286,020
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.55%, 1/01/29 (b)	5,000	1,894,100
City of Chicago Illinois, GO, Refunding, Series B (AGM), 5.00%, 1/01/24	12,950	13,736,324
City of Chicago Illinois, Refunding ARB, General, Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	16,400	16,455,104
County of Cook Illinois, GO, Refunding, Series A, 5.25%, 11/15/33	3,700	3,898,246
Illinois Finance Authority, Refunding RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	5,250	5,743,868

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Illinois Municipal Electric Agency, RB, Series A (NPFGC):
5.00%, 2/01/35	$21,200	$21,636,084
5.25%, 2/01/35	15,000	15,406,950
Kane, Kendall, Etc. Counties Community College District No. 516 Illinois, GO, CAB, Series E (NPFGC), 5.21%, 12/15/25 (b)	8,750	4,037,950
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 6/01/20	1,000	1,300,980
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	3,500	3,617,635

		137,729,191

Indiana — 1.7%
City of Indianapolis Indiana, Refunding RB, Second Lien, Series B (AGC), 5.25%, 8/15/27	5,000	5,397,550
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	9,200	9,330,732
Series B, 5.75%, 1/01/34	1,050	1,120,235

		15,848,517

Iowa — 1.5%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	12,650	13,379,399

Kentucky — 1.6%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,366,440
Louisville & Jefferson County Metropolitan Sewer District Kentucky, RB, Series A (NPFGC), 5.25%, 5/15/37	10,000	10,549,100

		14,915,540

Louisiana — 1.5%
New Orleans Aviation Board Louisiana, RB, New Orleans Aviation, Series A, AMT (AGM), 5.25%, 1/01/32	13,335	13,383,139

Maryland — 0.5%
Maryland Community Development Administration, Refunding RB, Residential, Series A, AMT, 5.75%, 9/01/39	4,650	4,936,301

Massachusetts — 5.3%
Massachusetts HFA, RB:
S/F Housing, Series 128 AMT (AGM), 4.88%, 12/01/38 (c)	12,405	11,934,354
Series B, 7.00%, 12/01/38	3,440	3,851,768
Massachusetts HFA, Refunding RB:
Housing Development, Series B (NPFGC), 5.40%, 12/01/28	1,835	1,803,438
Rental Housing, Series A, AMT (AGM), 5.15%, 7/01/26	18,245	18,540,387
Massachusetts Port Authority, Refunding RB, BOSFUEL Project, AMT (NPFGC), 5.00%, 7/01/38	12,925	12,583,004

		48,712,951

Michigan — 7.9%
City of Detroit Michigan, RB, Series B (AGM):
Second Lien, 6.25%, 7/01/36	1,075	1,178,802
Second Lien, 7.00%, 7/01/36	500	577,850
Senior Lien, 7.50%, 7/01/33	1,800	2,167,326
City of Detroit Michigan, Refunding RB:
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,500	1,753,695
Senior Lien, Series D (AGM), 5.00%, 7/01/23	9,085	9,370,814
Series C (NPFGC), 5.00%, 7/01/22	5,540	5,695,286
Series D (NPFGC), 5.00%, 7/01/33	5,000	4,929,350

Municipal Bonds	Par (000)	Value

Michigan (concluded)
Michigan Higher Education Student Loan Authority, RB, Student Loan, Series XVII-Q, AMT (AMBAC), 5.00%, 3/01/31	$4,325	$4,126,915
Michigan State Building Authority, Refunding RB, Facilities Program, Series I:
6.25%, 10/15/38	3,125	3,460,438
(AGC), 5.25%, 10/15/24	1,750	1,906,310
(AGC), 5.25%, 10/15/25	3,250	3,508,180
Michigan Strategic Fund, Refunding RB, AMT, Detroit Edison Co. (Syncora):
Pollution, Series C, 5.65%, 9/01/29	2,935	2,939,432
Project, Series A, 5.50%, 6/01/30	8,000	7,801,440
State of Michigan, RB, GAN (AGM):
5.25%, 9/15/22	10,000	11,016,500
5.25%, 9/15/26	6,650	7,118,027
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	4,759,400

		72,309,765

Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,500	6,184,915

Missouri — 0.00%
Missouri Housing Development Commission, RB, S/F Homeowner Loan, Series C-1, AMT (Ginnie Mae), 7.15%, 3/01/32	75	77,133

Nevada — 5.5%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	2,250	2,491,605
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	5,170	5,273,710
Southwest Gas Corp. Project, Series A, AMT (AMBAC), 5.25%, 7/01/34	12,675	11,542,489
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	20,000	20,133,400
Subordinate Lien, Series A2 (BHAC), 5.00%, 7/01/30	750	768,450
Las Vegas Convention & Visitors Authority, RB (AMBAC), 5.00%, 7/01/37	10,000	9,984,900

		50,194,554

New Jersey — 3.3%
New Jersey EDA, RB, Cigarette Tax, 5.75%, 6/15/34	4,000	3,903,360
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1:
(AMBAC), 5.50%, 9/01/24	10,000	11,463,300
(NPFGC), 5.50%, 9/01/28	2,165	2,425,147
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AGC), 5.70%, 12/15/25 (b)	15,735	7,222,837
Series A (NPFGC), 5.75%, 6/15/25	4,400	5,207,708

		30,222,352

New York — 2.6%
City of New York New York, GO:
Series J, 5.25%, 5/15/24	10,000	10,914,500
Series M (AGC), 5.00%, 4/01/30	5,000	5,236,850
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	7,250	7,958,325

		24,109,675

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	19

Schedule of Investments (continued)	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Ohio — 0.3%
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	$2,775	$2,800,808

Pennsylvania — 3.0%
Pennsylvania HFA, RB, S/F Mortgage, Series 70A, AMT, 5.80%, 4/01/27	4,740	4,742,844
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	15,600	16,551,444
Sub-Series C (AGC), 6.25%, 6/01/38	5,695	6,541,277

		27,835,565

Puerto Rico — 2.7%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC):
6.00%, 7/01/26	3,325	3,526,694
6.00%, 7/01/27	4,235	4,480,588
6.00%, 7/01/28	2,750	2,902,130
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	10,195	11,255,688
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.70%, 8/01/41 (b)	7,500	1,128,675
First Sub-Series C, 6.00%, 8/01/39	1,180	1,273,916

		24,567,691

South Carolina — 1.0%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	3,895	4,097,968
5.25%, 12/01/29	3,215	3,365,301
5.25%, 12/01/30	1,160	1,209,729
South Carolina State Housing Finance & Development Authority, Refunding RB, Series A-2, AMT (AGM), 6.35%, 7/01/19	505	512,323

		9,185,321

Tennessee — 0.2%
Tennessee Housing Development Agency, Refunding RB, Homeownership Program, Series A, AMT (AGM), 5.35%, 1/01/26	1,605	1,613,490

Texas — 16.0%
City of Houston Texas, RB, Combined, First Lien, Series A (AGM), 5.00%, 11/15/36	10,000	10,344,900
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	5,700	6,560,415
5.38%, 11/15/38	3,650	3,973,536
Dallas ISD, GO, School Building (PSF-GTD), 6.38%, 2/15/34	10,000	12,078,600
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC), 5.63%, 11/01/26	15,000	15,171,150
Grand Prairie ISD Texas, GO, Refunding, CAB, 6.58%, 8/15/28 (b)	10,000	3,386,700
Harris County Hospital District, RB, Senior Lien, Series A (NPFGC), 5.25%, 2/15/37	9,650	9,636,007
Harris County-Houston Sports Authority, Refunding RB, Senior Lien, Series G (NPFGC):
5.75%, 11/15/19	265	270,348
5.75%, 11/15/20	3,500	3,561,880
5.25%, 11/15/30	9,800	9,306,668
Judson ISD Texas, GO, School Building (AGC), 5.00%, 2/01/37	10,000	10,290,500
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, AMT (NPFGC), 5.20%, 5/01/30 (c)	6,150	6,059,902

Municipal Bonds	Par (000)	Value

Texas (concluded)
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	$6,275	$6,859,391
System, Series A (NPFGC), 5.13%, 1/01/28	21,750	22,391,190
System, Series B (NPFGC), 5.75%, 1/01/40	10,000	10,409,400
Texas Department of Housing & Community Affairs, MRB, Series A, AMT (NPFGC), 5.45%, 9/01/23	4,045	4,097,464
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.50%, 8/15/39	5,500	5,555,770
5.00%, 8/15/42	8,000	7,667,360

		147,621,181

Utah — 2.2%
Utah Transit Authority, Refunding RB, CAB, Sub-Series A (b):
(AGC), 5.38%, 6/15/20	15,930	10,453,107
(NPFGC), 4.88%, 6/15/23	5,000	2,709,600
(NPFGC), 5.21%, 6/15/24	13,930	7,086,330

		20,249,037

Vermont — 0.3%
Vermont HFA, HRB, Series 12B, AMT (AGM), 6.30%, 11/01/19	305	311,292
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (c)	2,695	2,760,327

		3,071,619

Washington — 4.5%
Chelan County Public Utility District No. 1, RB, Chelan Hydro System, Series A, AMT (AMBAC), 5.45%, 7/01/37	3,030	3,029,849
Chelan County Public Utility District No. 1, Refunding RB, Chelan Hydro System, Series C, AMT (NPFGC), 5.65%, 7/01/32	6,000	6,047,340
Radford Court Properties Washington, RB (NPFGC), 5.75%, 6/01/32	10,000	10,124,800
Seattle Housing Authority Washington, RB, Capital Fund Program, High Rise Rehabilitation, Series III, AMT (AGM), 5.15%, 11/01/27	6,255	6,391,109
Washington Health Care Facilities Authority, Series A, RB:
Providence Health & Services, 5.00%, 10/01/39	1,125	1,134,371
Providence Health & Services, 5.25%, 10/01/39	2,725	2,799,665
Providence Health System (NPFGC), 5.25%, 10/01/21	5,575	5,778,933
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	5,968,782

		41,274,849

Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/33	3,745	3,809,077
SynergyHealth Inc., 6.00%, 11/15/32	3,395	3,495,254

		7,304,331

Total Municipal Bonds — 115.4%		1,061,761,715

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

Arizona — 1.2%
Arizona School Facilities Board, COP (AGC), 5.13%, 9/01/21	$10,000	$10,849,500

California — 12.3%
Alameda County Joint Powers Authority, Refunding RB, Lease (AGM), 5.00%, 12/01/34	6,990	6,989,511
California State University, RB, Systemwide, Series A (AGM), 5.00%, 11/01/33	7,996	8,113,924
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	18,435	18,612,386
City of Riverside California, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	20,212,400
Foothill-De Anza Community College District, GO, Election of 1999, Series C (NPFGC), 5.00%, 8/01/36	7,500	7,662,975
Las Virgenes Unified School District California, GO, Series A (AGM), 5.00%, 8/01/31	10,000	10,292,444
Los Angeles Community College District California, GO, Election of 2008, Series A, 6.00%, 8/01/33	5,248	5,920,617
Orange County Sanitation District, COP, Series B (AGM), 5.00%, 2/01/37	10,780	11,247,636
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,047	1,115,888
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	9,370	9,729,058
San Francisco Bay Area Rapid Transit District, RB (AGM), 5.00%, 7/01/36	10,000	10,304,350
University of California, RB, Series O, 5.75%, 5/15/34	2,205	2,490,239

		112,691,428

Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Healthcare, Series A, 5.50%, 7/01/34	2,469	2,634,118

Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series T-1, 4.70%, 7/01/29	5,010	5,291,311

District of Columbia — 0.8%
District of Columbia, RB, Series A, 5.50%, 12/01/30	2,595	2,938,864
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	4,281	4,836,971

		7,775,835

Florida — 0.4%
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	3,299	3,439,475

Georgia — 1.1%
Metropolitan Atlanta Rapid Transit Authority, RB, Third Indenture, Series B (AGM), 5.00%, 7/01/37	10,000	10,433,214

Hawaii — 1.1%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	9,830	10,075,455

Illinois — 2.6%
City of Chicago Illinois, GO, Refunding, Series A (AGC), 5.25%, 1/01/24	11,000	12,187,340
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	11,580,100

		23,767,440

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

Kentucky — 0.7%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	$5,985	$6,543,756

Louisiana — 1.1%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/36	10,000	10,327,000

Nevada — 0.6%
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	510	564,317
5.75%, 7/01/34	4,813	5,371,174

		5,935,491

New Jersey — 1.3%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	12,280,400

New York — 4.7%
New York City Municipal Water Finance Authority, RB, Series DD, 5.00%, 6/15/37	17,567	18,392,724
Port Authority of New York & New Jersey, RB, Consolidated, 155th Series, AMT (AGM), 5.13%, 7/15/30	19,500	19,966,635
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	4,500	4,860,360

		43,219,719

North Carolina — 1.1%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	9,996	10,047,310

Ohio — 0.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	4,990	5,024,680
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	1,520	1,622,190

		6,646,870

South Carolina — 0.6%
South Carolina State Housing Finance & Development Authority, Refunding RB, Series B-1, 5.55%, 7/01/39	4,928	5,103,551

Texas — 3.8%
Friendswood ISD Texas, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/37	12,955	13,670,389
Houston ISD, GO, Schoolhouse (PSF-GTD), 5.00%, 2/15/33	10,000	10,541,000
Texas State University Systems, Refunding RB, 5.25%, 3/15/26	10,000	11,000,300

		35,211,689

Virginia — 0.5%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,950	4,205,052

Washington — 6.0%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/34	16,770	17,906,754
County of King Washington, RB (AGM), 5.00%, 1/01/37	15,785	16,468,702
Port of Seattle Washington, Refunding RB, Series B, AMT (NPFGC), 5.20%, 7/01/29	20,565	20,630,198

		55,005,654

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	21

Schedule of Investments (concluded)	BlackRock MuniYield Insured Fund, Inc. (MYI)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	$3,959	$4,072,662

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.9%		385,556,930

Total Long-Term Investments (Cost — $1,404,553,836) — 157.3%		1,447,318,645

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.21% (e)(f)	11,426,470	11,426,470

Total Short-Term Securities (Cost — $11,426,470) — 1.2%		11,426,470

Total Investments (Cost — $1,415,980,306*) — 158.5%		1,458,745,115
Other Assets Less Liabilities — 1.5%		13,772,404
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (21.3)%		(195,779,820)
Preferred Shares, at Redemption Value — (38.7)%		(356,503,871)

Net Assets Applicable to Common Shares — 100.0%		$920,233,828

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,225,558,409

Gross unrealized appreciation	$53,451,438
Gross unrealized depreciation	(15,927,953)

Net unrealized appreciation	$37,523,485

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Variable rate security. Rate shown is as of report date.

(d)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares at July 31, 2009	Net Activity	Shares at July 31, 2010	Income

FFI Institutional Tax-Exempt Fund	33,611,786	(22,185,316)	11,426,470	$40,593

(f)	Represents the current yield as of report date.

•	Financial futures contracts sold as of July 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

185	10-Year U.S. Treasury Bond	September 2010	$22,505,999	$(399,313)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$1,447,318,645	—	$1,447,318,645
Short-Term Securities	$11,426,470	—	—	11,426,470

Total	$11,426,470	$1,447,318,645	—	$1,458,745,115

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(399,313)	—	—	$(399,313)

[2]	Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments July 31, 2010	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan — 132.3%

Corporate — 13.4%
Delta County EDC, Refunding RB, Mead Westvaco- Escanaba, Series A, 6.25%, 4/15/12 (a)	$2,420	$2,660,645
Dickinson County EDC Michigan, Refunding RB, International Paper Co. Project, Series A, 5.75%, 6/01/16	2,500	2,566,525
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (NPFGC), 5.55%, 9/01/29	9,500	9,512,350
Monroe County EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	6,500	7,697,560

		22,437,080

County/City/Special District/ School District — 35.2%

Adrian City School District Michigan, GO (AGM), 5.00%, 5/01/14 (a)	2,400	2,766,408
Allendale Public School District Michigan, GO, School Building and Site, Series A (AGM), 5.50%, 5/01/16	1,000	1,168,770
Bay City School District Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/36	2,915	2,980,529
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,250	1,323,225
5.00%, 4/01/26	1,250	1,315,000
5.00%, 4/01/27	500	530,490
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	600	619,314
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	400	428,752
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 11/01/33	500	505,100
County of Wayne Michigan, GO, Airport Hotel, Detroit Metropolitan Airport, Series A (NPFGC), 5.00%, 12/01/30	1,180	1,100,020
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	2,000	2,115,040
Detroit City School District Michigan, GO, School Building & Site Improvement (FGIC):
Series A, 5.38%, 5/01/13 (a)	1,480	1,669,292
Series B, 5.00%, 5/01/28	1,900	1,901,311
Eaton Rapids Public Schools Michigan, GO, School Building & Site (AGM), 5.25%, 5/01/23	2,000	2,160,360
Gibraltar School District Michigan, GO, School Building & Site:
(FGIC), 5.00%, 5/01/14 (a)	3,065	3,524,352
(NPFGC), 5.00%, 5/01/28	585	598,198
Grand Blanc Community Schools Michigan, GO (NPFGC):
5.63%, 5/01/17	1,000	1,051,240
5.63%, 5/01/18	1,000	1,049,950
5.63%, 5/01/19	1,100	1,153,537
Grand Rapids Building Authority Michigan, RB, Series A (AMBAC) (a):
5.50%, 10/01/12	535	593,631
5.50%, 10/01/12	130	144,247

Municipal Bonds	Par (000)	Value

Michigan (continued)

County/City/Special District/ School District (concluded)
Harper Creek Community School District Michigan, GO, Refunding (AGM), 5.00%, 5/01/22	$1,000	$1,080,300
Harper Woods School District Michigan, GO, Refunding, School Building & Site:
(FGIC), 5.00%, 5/01/14 (a)	215	247,824
(NPFGC), 5.00%, 5/01/34	10	10,122
Haslett Public School District Michigan, GO, Building & Site (NPFGC), 5.63%, 11/01/11 (a)	1,275	1,359,545
Jonesville Community Schools Michigan, GO, Refunding (NPFGC), 5.00%, 5/01/29	1,085	1,106,971
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM):
5.00%, 5/01/12	400	428,212
5.00%, 5/01/25	1,000	1,057,020
5.00%, 5/01/26	1,050	1,104,253
5.00%, 5/01/35	2,000	2,046,520
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC), 4.63%, 5/01/28	2,325	2,348,831
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/24	500	521,535
Ludington Area School District Michigan, GO (NPFGC), 5.25%, 5/01/23	1,440	1,558,382
Michigan State Building Authority, RB, Facilities Program, Series H (AGM), 5.00%, 10/15/26	3,000	3,121,050
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGM):
5.50%, 10/15/10	4,110	4,153,525
5.50%, 10/15/10 (b)	390	394,286
New Haven Community Schools Michigan, GO, Refunding, School Building & Site (AGM), 5.00%, 5/01/23	500	531,590
New Lothrop Area Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/35	1,200	1,222,092
Pontiac Tax Increment Finance Authority Michigan, Tax Allocation Bonds, Refunding, Tax Increment Development (ACA), 5.38%, 6/01/12 (a)	640	702,502
Reed City Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/14 (a)	1,000	1,152,670
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM), 5.00%, 5/01/14 (a)	1,000	1,145,480
Sparta Area Schools Michigan, GO, School Building & Site (FGIC), 5.00%, 5/01/14 (a)	1,000	1,147,870
Thornapple Kellogg School District Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/32	1,500	1,537,890
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/28	750	787,283
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/29	1,230	1,256,039

		58,720,558

Education — 8.4%
Ferris State University, Refunding RB, General (AGM):
4.50%, 10/01/23	1,360	1,430,652
4.50%, 10/01/24	1,595	1,660,762
4.50%, 10/01/25	1,405	1,452,489
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,125	1,086,356
Michigan Higher Education Facilities Authority, Refunding RB, Limited Obligation, Creative Studies (a):
5.85%, 6/01/12	550	603,037
5.90%, 6/01/12	1,000	1,097,340

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	23

Schedule of Investments (continued)	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Michigan (continued)

Education (concluded)
Michigan Higher Education Student Loan Authority, RB, Student Loan, AMT (AMBAC):
Series XVII-B, 5.40%, 6/01/18	$3,000	$3,002,460
Series XVII-Q, 5.00%, 3/01/31	500	477,100
Michigan State Building Authority, RB, Facilities Program, Series II (AMBAC), 4.84%, 10/15/10 (b)(c)	1,675	1,673,442
Saginaw Valley State University Michigan, Refunding RB, General (NPFGC), 5.00%, 7/01/24	1,450	1,502,069

		13,985,707

Health — 23.6%
Dickinson County Healthcare System, Refunding RB, Series A (ACA), 5.80%, 11/01/24	2,170	2,146,998
Flint Hospital Building Authority Michigan, Refunding RB, Hurley Medical Center (ACA):
6.00%, 7/01/20	695	689,336
Series A, 5.38%, 7/01/20	385	364,048
Kent Hospital Finance Authority Michigan, RB, Spectrum Health, Series A (NPFGC), 5.50%, 7/15/11 (a)	3,000	3,177,480
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	2,300	2,443,842
Hospital, MidMichigan Obligation Group, Series A (AMBAC), 5.50%, 4/15/18	1,000	1,024,470
McLaren Health Care, Series C, 5.00%, 8/01/35	1,585	1,558,340
Mercy Health Services, Series R (AMBAC), 5.38%, 8/15/26 (b)	2,000	2,006,700
Michigan State Hospital Finance Authority, Refunding RB:
Hospital, Crittenton, Series A, 5.63%, 3/01/27	1,300	1,303,172
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/25	2,470	2,451,697
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/37	3,340	3,054,130
Hospital, Sparrow Obligated, 5.00%, 11/15/31	1,595	1,528,345
McLaren Health Care, 5.75%, 5/15/38	1,500	1,557,030
Trinity Health Credit, Series C, 5.38%, 12/01/23	1,000	1,016,470
Trinity Health Credit, Series C, 5.38%, 12/01/30	1,950	1,954,719
Trinity Health Credit, Series D, 5.00%, 8/15/34	1,650	1,618,287
Trinity Health, Series A, 6.00%, 12/01/20	1,400	1,424,248
Trinity Health, Series A, 6.13%, 12/01/23	940	1,047,207
Trinity Health, Series A, 6.25%, 12/01/28	570	634,467
Trinity Health, Series A, 6.50%, 12/01/33	1,400	1,564,976
Trinity Health, Series A (AMBAC), 6.00%, 12/01/10 (a)	65	66,789
Trinity Health, Series A (AMBAC), 6.00%, 12/01/27	5,435	5,517,123
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,000	1,194,080

		39,343,954

Housing — 3.3%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,009,840
Series A, 6.00%, 10/01/45	4,280	4,444,609
Series A, AMT (NPFGC), 5.30%, 10/01/37	20	20,030

		5,474,479

Municipal Bonds	Par (000)	Value

Michigan (concluded)

State — 14.2%
Michigan Municipal Bond Authority, Refunding RB, Local Government, Charter County Wayne, Series B (AGC):
5.00%, 11/01/14	$1,500	$1,703,205
5.00%, 11/01/15	1,000	1,124,410
5.00%, 11/01/16	500	568,605
5.38%, 11/01/24	125	138,175
Michigan State Building Authority, Refunding RB:
Facilities Program, Series I, 6.25%, 10/15/38	2,350	2,602,249
Facilities Program, Series I (AGC), 5.25%, 10/15/24	2,000	2,178,640
Facilities Program, Series I (AGC), 5.25%, 10/15/25	1,500	1,619,160
Facilities Program, Series I (AGC), 5.25%, 10/15/26	400	428,616
Facilities Program, Series II (NPFGC), 5.00%, 10/15/29	2,000	2,014,580
Series IA (NPFGC), 5.00%, 10/15/32	2,500	2,513,050
State of Michigan, COP, Refunding, New Center Development Inc. (NPFGC), 5.75%, 9/01/11 (b)	5,045	5,343,311
State of Michigan, RB, GAN (AGM), 5.25%, 9/15/27	3,250	3,443,732

		23,677,733

Transportation — 16.4%
County of Wayne Michigan, RB, Detroit Metropolitan, Wayne County, Series A, AMT (NPFGC), 5.38%, 12/01/15	6,500	6,545,175
State of Michigan, Refunding RB (AGM), 5.25%, 5/15/19	1,000	1,167,060
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	4,475	4,364,288
5.25%, 12/01/26	3,700	3,566,097
5.00%, 12/01/34	5,200	4,520,568
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/26	3,060	3,143,263
5.38%, 12/01/32	4,300	4,093,084

		27,399,535

Utilities — 17.8%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 7.00%, 7/01/36	2,000	2,311,400
Second Lien, Series B (NPFGC), 5.00%, 7/01/13 (a)	1,780	1,998,032
Second Lien, Series B (NPFGC), 5.00%, 7/01/34	2,620	2,573,260
Senior Lien, Series A (AGM), 5.00%, 7/01/25	3,460	3,527,297
Senior Lien, Series A (FGIC), 5.75%, 7/01/11 (a)	1,000	1,056,420
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	4,600	4,505,516
City of Detroit Michigan, Refunding RB, Second Lien, Series C (AGM), 5.00%, 7/01/29	6,475	6,540,786
City of Grand Rapids Michigan, Refunding RB, Series A (NPFGC), 5.50%, 1/01/22	1,500	1,746,525
City of Wyoming Michigan, RB (NPFGC), 5.00%, 6/01/30	5,300	5,397,573

		29,656,809

Total Municipal Bonds in Michigan		220,695,855

Guam — 0.6%

Utilities — 0.6%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/37	955	956,442

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 9.6%

County/City/Special District/ School District — 2.1%
Puerto Rico Sales Tax Financing Corp., Refunding RB, First Sub-Series C (AGM), 5.13%, 8/01/42	$3,400	$3,516,994

State — 5.5%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/27	4,200	4,443,558
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC) (c):
5.19%, 8/01/43	12,500	1,610,750
4.99%, 8/01/46	30,000	3,153,300

		9,207,608

Transportation — 2.0%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGC), 5.50%, 7/01/31	3,000	3,225,570

Total Municipal Bonds in Puerto Rico		15,950,172

Total Municipal Bonds — 142.5%		237,602,469

Municipal Bonds Transferred to Tender Option Bond Trusts (d)

Michigan — 10.8%

Corporate — 4.9%
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	7,790	8,111,260

County/City/Special District/ School District — 2.6%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/37	3,970	4,291,054

Education — 3.3%
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	2,850	2,972,521
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	2,500	2,602,700

		5,575,221

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.8%		17,977,535

Total Long-Term Investments (Cost — $251,641,200) — 153.3%		255,580,004

Short-Term Securities

Puerto Rico — 3.0%

State — 3.0%
Commonwealth of Puerto Rico, GO, Refunding, VRDN, Series B-4 (AGM, Dexia Credit Local SBPA), 0.25%, 8/09/10 (e)	5,000	5,000,000

Short-Term Securities	Shares	Value

Money Market Fund — 0.3%
BIF Michigan Municipal Money Fund, 0.00% (f)(g)	605,019	$605,019

Total Short-Term Securities (Cost — $5,605,019) — 3.3%		5,605,019

Total Investments (Cost — $257,246,219*) — 156.6%		261,185,023
Other Assets Less Liabilities — 1.2%		1,979,760
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (5.4)%		(9,035,192)
Preferred Shares, at Redemption Value — (52.4)%		(87,356,716)

Net Assets Applicable to Common Shares — 100.0%		$166,772,875

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$247,994,088

Gross unrealized appreciation	$9,077,356
Gross unrealized depreciation	(4,916,421)

Net unrealized appreciation	$4,160,935

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security is collateralized by Municipal or US Treasury obligations.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

Affiliate	Shares at July 31, 2009	Net Activity	Shares at July 31, 2010	Income

BIF Michigan Municipal Money Fund	4,115,561	(3,510,542)	605,019	$607

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	25

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$255,580,004	—	$255,580,004
Short-Term Securities	$605,019	5,000,000	—	5,605,019

Total	$605,019	$260,580,004	—	$261,185,023

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments July 31, 2010	BlackRock MuniYield New York Insured Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 112.0%

Corporate — 8.4%
New York City Industrial Development Agency, Refunding RB, Terminal One Group Association Project, AMT, 5.50%, 1/01/24 (a)	$1,500	$1,537,305
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	900	918,306
New York State Energy Research & Development Authority, RB, Lilco Project, Series A (NPFGC), 5.15%, 3/01/16	3,000	3,088,230
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (FGIC), 4.70%, 2/01/24	10,750	10,864,165
Suffolk County Industrial Development Agency New York, RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	4,625	4,588,925
Suffolk County Industrial Development Agency New York, Refunding RB, Ogden Martin System Huntington, AMT (AMBAC):
6.00%, 10/01/10	8,530	8,600,628
6.15%, 10/01/11	9,170	9,669,031
6.25%, 10/01/12	6,470	7,041,172

		46,307,762

County/City/Special District/ School District — 34.4%
Amherst Development Corp., RB, UBF Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	2,000	1,974,240
City of Buffalo New York, GO, School, Series D (NPFGC):
5.50%, 12/15/14	1,250	1,315,263
5.50%, 12/15/16	1,500	1,560,180
City of New York New York, GO, Refunding, Series 02-B (AMBAC), 7.00%, 2/01/18	70	70,333
City of New York New York, GO, Series B (NPFGC):
5.75%, 8/01/10 (b)	915	924,287
5.75%, 8/01/13	365	370,172
City of Niagara Falls New York, GO, Water Treatment Plant, AMT (NPFGC), 7.25%, 11/01/10	1,000	1,017,410
Dutchess County Resource Recovery Agency New York, RB, Solid Waste System, Series A (NPFGC), 5.40%, 1/01/13	1,700	1,749,096
Erie County Industrial Development Agency, RB, City of Buffalo Project (AGM), 5.75%, 5/01/20	1,900	2,033,741
Hudson Yards Infrastructure Corp., RB, Series A:
(FGIC), 5.00%, 2/15/47	12,150	11,757,798
(NPFGC), 4.50%, 2/15/47	17,525	16,066,044
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 6.50%, 3/01/39 (c)	5,000	935,550
CAB, Yankee Stadium, (AGC), 6.45%, 3/01/43 (c)	5,830	828,035
Queens Baseball Stadium, (AGC), 6.38%, 1/01/39	1,000	1,107,980
Queens Baseball Stadium, (AMBAC), 5.00%, 1/01/36	11,800	10,610,088
Queens Baseball Stadium, (AMBAC), 5.00%, 1/01/39	5,250	4,681,583
Queens Baseball Stadium, (AMBAC), 5.00%, 1/01/46	8,050	7,064,116
Yankee Stadium, (FGIC), 5.00%, 3/01/46	9,650	9,231,286
Yankee Stadium, (NPFGC), 5.00%, 3/01/36	3,500	3,474,870
New York City Transit Authority/Metropolitan Transit Authority/Triborough Bridge & Tunnel Authority, COP, Series A (AMBAC), 5.63%, 1/01/12	1,020	1,033,831

Municipal Bonds	Par (000)	Value

New York (continued)

County/City/Special District/ School District (concluded)
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	$1,700	$1,686,723
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	6,000	6,565,380
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,500	1,648,800
Future Tax Secured, Series C (FGIC), 5.00%, 2/01/33	12,395	12,759,661
Future Tax Secured, Series E (NPFGC), 5.25%, 2/01/22	2,500	2,684,700
Series S-2 (AGM), 5.00%, 1/15/37	5,000	5,184,050
Series S-2 (NPFGC), 4.25%, 1/15/34	5,980	5,863,211
New York City Transitional Finance Authority, Refunding RB, Series A (FGIC), 5.00%, 11/15/26	1,000	1,049,370
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	1,500	1,517,955
5.00%, 11/15/35	33,000	33,180,180
5.00%, 11/15/44	13,470	13,512,430
North Country Development Authority, Refunding RB (AGM), 6.00%, 5/15/15	980	1,088,525
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC), 5.00%, 10/15/32	11,200	11,770,416
Syracuse Industrial Development Agency New York, RB, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	11,500	8,233,655
Town of Huntington New York, GO, Refunding (AMBAC):
5.50%, 4/15/12	460	500,204
5.50%, 4/15/13	455	513,854
Town of North Hempstead New York, GO, Refunding, Series B (NPFGC):
6.40%, 4/01/13	1,745	1,999,299
6.40%, 4/01/17	555	690,076

		188,254,392

Education — 8.7%
City of Troy New York, Refunding RB, Rensselaer Polytechnic, Series A, 5.13%, 9/01/40	1,225	1,244,723
Madison County Industrial Development Agency New York, RB, Colgate University Project, Series A (AMBAC):
5.00%, 7/01/30	5,410	5,614,985
5.00%, 7/01/35	2,675	2,754,742
New York City Industrial Development Agency, Refunding RB:
Nightingale-Bamford School (AMBAC), 5.25%, 1/15/18	1,275	1,374,679
Polytechnic University Project (ACA), 5.25%, 11/01/37	2,480	2,278,252
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	5,500	6,099,500
New York State Dormitory Authority, RB:
Mount Sinai School of Medicine, 5.13%, 7/01/39	2,500	2,518,575
Mount Sinai School of Medicine at New York University (NPFGC), 5.00%, 7/01/35	7,100	7,107,952
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	4,580	5,472,413
Rensselaer County Industrial Development Agency New York, RB, Polytechnic Institute, Series B (AMBAC), 5.50%, 8/01/22	1,255	1,265,542

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	27

Schedule of Investments (continued)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (continued)

Education (concluded)
Trust for Cultural Resources, RB, Carnegie Hall, Series A:
4.75%, 12/01/39	$3,550	$3,579,110
5.00%, 12/01/39	2,150	2,209,619
Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A (NPFGC):
5.00%, 7/01/36	5,250	5,436,270
5.00%, 7/01/44	500	511,395

		47,467,757

Health — 6.2%
New York City Industrial Development Agency, RB, Royal Charter, New York Presbyterian (AGM), 5.75%, 12/15/29	7,970	8,493,151
New York State Dormitory Authority, MRB, Montefiore Hospital (NPFGC), 5.00%, 8/01/33	1,500	1,517,460
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	6,000	6,304,800
New York & Presbyterian Hospital (AGM), 5.25%, 2/15/31	3,000	3,148,890
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/36	5,000	5,095,050
New York State Rehabilitation Association, Series A (CIFG), 5.25%, 7/01/19	1,180	1,218,739
New York State Rehabilitation Association, Series A (CIFG), 5.13%, 7/01/23	1,000	1,010,890
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/37	2,075	2,144,678
Series B (NPFGC), 6.50%, 2/15/11 (d)	1,000	1,034,140
New York State Dormitory Authority, Refunding RB, St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	2,900	2,878,105
Oneida County Industrial Development Agency New York, RB, Civic Facility, Mohawk Valley, Series a (AGM), 5.20%, 2/01/13	1,050	1,067,168

		33,913,071

Housing — 2.9%
Monroe County Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA):
6.13%, 2/01/20	1,125	1,137,971
6.25%, 2/01/31	1,125	1,137,195
New York City Housing Development Corp., RB, AMT:
Series C, 5.00%, 11/01/26	1,500	1,519,230
Series C, 5.05%, 11/01/36	2,000	1,926,640
Series H-1, 4.70%, 11/01/40	1,340	1,253,208
New York Mortgage Agency, Refunding RB, AMT:
Homeowner Mortgage, Series 97, 5.50%, 4/01/31	1,020	1,023,040
Series 133, 4.95%, 10/01/21	520	529,350
Series 143, 4.90%, 10/01/37	990	959,577
Series 143 (NPFGC), 4.85%, 10/01/27	2,485	2,493,275
New York State HFA, RB, St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,500	1,480,140
Yonkers Industrial Development Agency New York, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,445	2,420,575

		15,880,201

Municipal Bonds	Par (000)	Value

New York (continued)

State — 8.3%
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	$1,750	$1,838,252
Mental Health Facilities, Series B, 5.25%, 2/15/14 (b)	1,570	1,782,217
Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	6,460	6,552,313
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	550	569,388
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	4,050	4,187,700
School Districts Financing Program, Series E (NPFGC), 5.75%, 10/01/30	6,900	7,316,277
New York State Dormitory Authority, Refunding RB, School Districts Financing Program, Series B (AGM), 5.00%, 4/01/36	5,000	5,183,300
New York State Thruway Authority, RB:
Second General, Series B, 5.00%, 4/01/27	1,500	1,610,985
Series A (AMBAC), 5.00%, 4/01/26	4,380	4,661,678
New York State Urban Development Corp., RB (NPFGC):
Personal Income Tax, Series C-1, 5.00%, 3/15/13 (b)	3,000	3,356,130
State Personal Income Tax, State Facilities, Series A-1, 5.00%, 3/15/29	5,000	5,196,050
New York State Urban Development Corp., Refunding RB, Correctional Capital Facilities, Series A (AGM), 6.50%, 1/01/11	3,190	3,269,654

		45,523,944

Tobacco — 1.8%
Tobacco Settlement Financing Corp. New York, RB, Asset-Backed:
Series A-1 (AMBAC), 5.25%, 6/01/20	5,000	5,435,900
Series A-1 (AMBAC), 5.25%, 6/01/22	2,000	2,161,180
Series B-1C, 5.50%, 6/01/22	1,900	2,078,999

		9,676,079

Transportation — 30.2%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	4,300	4,389,311
Series A (AGC), 5.00%, 2/15/47	550	561,424
Series A (AGM), 5.00%, 2/15/47	3,000	3,062,310
Metropolitan Transportation Authority, RB:
Series 2008-C, 6.50%, 11/15/28	3,200	3,735,008
Transportation, Series A (NPFGC), 5.00%, 11/15/32	1,295	1,309,387
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.13%, 1/01/29	1,450	1,492,790
Series A (AGM), 5.00%, 11/15/32	1,015	1,051,012
Series A (AGM), 5.75%, 11/15/32	29,300	31,183,990
Series A (NPFGC), 5.13%, 11/15/22	1,390	1,472,580
Series A (NPFGC), 5.00%, 11/15/30	6,600	6,839,118
Series A (NPFGC), 5.25%, 11/15/31	2,500	2,574,500
Series C (AGM), 5.13%, 7/01/12 (b)	1,640	1,791,995
Transportation, Series F (NPFGC), 5.25%, 11/15/12 (b)	6,235	6,926,399
Transportation, Series F (NPFGC), 5.00%, 11/15/31	5,000	5,052,450

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (continued)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)

Transportation (concluded)
New York State Thruway Authority, RB:
Series F (AMBAC), 5.00%, 1/01/30	$6,000	$6,184,260
Series G (AGM), 4.75%, 1/01/29	7,250	7,457,785
Series G (AGM), 4.75%, 1/01/30	9,000	9,217,620
Series G (AGM), 5.00%, 1/01/30	2,000	2,084,820
Series G (AGM), 5.00%, 1/01/32	1,030	1,066,709
Niagara Falls Bridge Commission, Refunding RB, Bridge System, Series A (AGC), 4.00%, 10/01/19	3,900	4,217,967
Niagara Frontier Transportation Authority New York, RB, Buffalo Niagara International Airport, Series B (NPFGC), 5.50%, 4/01/19	2,705	2,722,528
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	2,700	2,657,880
Consolidated, 161st Series, 4.50%, 10/15/37	1,000	1,012,740
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/10	14,750	14,888,060
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/11	7,175	7,409,049
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/13	4,425	4,712,846
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 6.25%, 12/01/14	7,380	7,898,076
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 5.75%, 12/01/22	10,160	10,170,770
Special Project, JFK International Air Terminal, Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,500	3,505,005
Triborough Bridge & Tunnel Authority, RB:
Sub-Series A (NPFGC), 5.25%, 11/15/30	6,000	6,355,260
Subordinate Bonds (AMBAC), 5.00%, 11/15/28	2,465	2,556,353

		165,560,002

Utilities — 11.1%
Buffalo Sewer Authority New York, Refunding RB, Series F (NPFGC), 6.00%, 7/01/13	3,315	3,541,050
Long Island Power Authority, RB, Series A (AMBAC), 5.00%, 9/01/29	7,000	7,176,260
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,724,385
General, Series B (AGM), 5.00%, 12/01/35	4,000	4,128,360
Series A (AGC), 5.75%, 4/01/39	1,015	1,140,028
New York City Municipal Water Finance Authority, RB:
Series A (AMBAC), 5.00%, 6/15/35	3,500	3,587,325
Series A (NPFGC), 5.75%, 6/15/11 (b)	24,650	25,840,841
Series DD (AGM), 4.50%, 6/15/39	1,000	999,950
New York City Municipal Water Finance Authority, Refunding RB:
Fiscal 2004, Series C (NPFGC), 5.00%, 6/15/35	975	1,007,156
Series A (AGM), 4.25%, 6/15/39	500	490,030
Series A (NPFGC), 5.13%, 6/15/34	1,250	1,298,225
Series D (AGM), 5.00%, 6/15/37	9,000	9,309,960
Series F (AGM), 5.00%, 6/15/29	500	504,750

		60,748,320

Total Municipal Bonds in New York		613,331,528

Guam — 1.3%

Transportation — 0.8%
Guam International Airport Authority, Refunding RB, General, Series C, AMT (NPFGC):
5.25%, 10/01/21	2,240	2,242,912
5.25%, 10/01/22	2,050	2,052,009

		4,294,921

Municipal Bonds	Par (000)	Value

Guam (concluded)

Utilities — 0.5%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/37	$2,730	$2,734,122

Total Municipal Bonds in Guam		7,029,043

Puerto Rico — 15.2%

County/City/Special District/ School District — 0.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A (AGM), 5.00%, 8/01/40	2,100	2,147,838
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series A (NPFGC), 5.78%, 8/01/41 (c)	12,800	1,926,272

		4,074,110

Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	4,000	4,038,920

State — 7.3%
Commonwealth of Puerto Rico, GO, Refunding:
Public Improvement, Series A (NPFGC), 5.50%, 7/01/20	2,000	2,162,700
Public Improvement, Series A (NPFGC), 5.50%, 7/01/21	3,000	3,203,040
Public Improvement, Series A-4 (AGM), 5.25%, 7/01/30	2,150	2,212,522
Sub-Series C-7 (NPFGC), 6.00%, 7/01/27	2,000	2,136,120
Sub-Series C-7 (NPFGC), 6.00%, 7/01/28	4,775	5,083,895
Puerto Rico Commonwealth Infrastructure Financing Authority, RB, CAB, Series A (c):
(AMBAC), 4.67%, 7/01/35	3,900	744,354
(AMBAC), 5.02%, 7/01/43	8,000	848,880
(FGIC), 4.62%, 7/01/31	22,030	5,615,447
Puerto Rico Convention Center Authority, RB, Series A (AMBAC), 5.00%, 7/01/31	4,000	3,888,600
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM):
5.50%, 7/01/31	5,000	5,375,950
5.25%, 7/01/32	1,000	1,035,730
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series M-3 (NPFGC), 6.00%, 7/01/28	2,850	3,007,662
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	4,500	4,709,070

		40,023,970

Transportation — 3.9%
Puerto Rico Highway & Transportation Authority, RB:
Series G (FGIC), 5.25%, 7/01/13 (b)	655	745,259
Series G (FGIC), 5.25%, 7/01/19	2,265	2,345,679
Series G (FGIC), 5.25%, 7/01/21	345	349,778
Series Y (AGM), 6.25%, 7/01/21	6,275	7,109,073
Puerto Rico Highway & Transportation Authority, Refunding RB:
Series AA-1 (AGM), 4.95%, 7/01/26	1,250	1,294,563
Series CC (AGM), 5.25%, 7/01/33	1,000	1,035,220
Series CC (AGM), 5.25%, 7/01/36	4,750	4,935,345
Series D, 5.75%, 7/01/12 (b)	3,000	3,296,820

		21,111,737

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	29

Schedule of Investments (continued)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico (concluded)

Utilities — 2.6%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A (AGC), 5.13%, 7/01/47	$10,980	$11,084,859
Puerto Rico Electric Power Authority, Refunding RB, Series VV (NPFGC), 5.25%, 7/01/30	3,000	3,109,170

		14,194,029

Total Municipal Bonds in Puerto Rico		83,442,766

Total Municipal Bonds — 128.5%		703,803,337

Municipal Bonds Transferred to Tender Option Bond Trusts (e)

New York — 28.3%

County/City/Special District/ School District — 11.2%
City of New York New York, GO:
Series J, 5.00%, 5/15/23	6,750	7,259,017
Sub-Series C-3 (AGC), 5.75%, 8/15/28	14,400	16,397,712
New York State Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	6,000	6,553,080
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC):
5.25%, 10/15/27	13,000	14,007,435
5.00%, 10/15/32	16,000	17,239,920

		61,457,164

Education — 1.3%
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	6,498	6,791,687

State — 1.6%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	7,850	8,935,419

Transportation — 12.8%
Metropolitan Transportation Authority, RB, Series A (NPFGC), 5.00%, 11/15/31	3,901	4,045,583
Metropolitan Transportation Authority, Refunding RB, Series A (AGM), 5.00%, 11/15/30	8,460	8,710,585
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	16,000	16,570,240
New York State Thruway Authority, Refunding RB, Series H (AGM), 5.00%, 1/01/37	10,000	10,388,800
Port Authority of New York & New Jersey, RB, Consolidated, 155th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,559,825
Triborough Bridge & Tunnel Authority, Refunding RB (NPFGC):
5.25%, 11/15/23	7,000	7,472,430
5.00%, 11/15/32	19,677	20,541,906

		70,289,369

Utilities — 1.4%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	4,094	4,635,821
Series FF-2, 5.50%, 6/15/40	2,759	3,081,134

		7,716,955

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.3%		155,190,594

Total Long-Term Investments (Cost — $842,256,608) — 156.8%		858,993,931

Short-Term Securities	Shares	Value

BIF New York Municipal Money Fund, 0.00% (f)(g)	8,174,307	$8,174,307

Total Short-Term Securities (Cost — $8,174,307) — 1.5%		8,174,307

Total Investments (Cost — $850,430,915*) — 158.3%		867,168,238
Other Assets Less Liabilities — 1.3%		7,039,770
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (14.4)%		(78,668,293)
Preferred Shares, at Redemption Value — (45.2)%		(247,727,761)

Net Assets Applicable to Common Shares — 100.0%		$547,811,954

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$772,433,192

Gross unrealized appreciation	$32,025,791
Gross unrealized depreciation	(15,905,549)

Net unrealized appreciation	$16,120,242

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by Municipal or US Treasury obligations.

(e)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

	Affiliate	Shares at July 31, 2009	Net Activity	Shares at July 31, 2010	Income

	BIF New York Municipal Money Fund	12,807,239	(4,632,932)	8,174,307	$1,864

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2010

Schedule of Investments (concluded)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•	Financial futures contracts sold as of July 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

110	10-Year U.S. Treasury Bond	September 2010	$13,478,196	$(141,179)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarize the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	—	$858,993,931	—	$858,993,931
Short-Term Securities	$8,174,307	—	—	8,174,307

Total	$8,174,307	$858,993,931	—	$867,168,238

[1]	See above Schedule of Investments for values in each sector.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Interest rate contracts	$(141,179)	—	—	$(141,179)

[2]	Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	31

Statements of Assets and Liabilities

July 31, 2010	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)	BlackRock MuniYield California Insured Fund, Inc. (MCA)	BlackRock MuniYield Insured Fund, Inc. (MYI)	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)

Assets

Investments at value — unaffiliated[1]	$476,057,682	$795,116,092	$1,447,318,645	$260,580,004	$858,993,931
Investments at value — affiliated[2]	17,366,850	39,049,939	11,426,470	605,019	8,174,307
Interest receivable	5,178,163	10,200,712	16,926,873	2,989,970	9,799,144
Investments sold receivable	728,642	—	3,269,094	—	416,126
Cash pledged as collateral for financial futures contracts	—	72,000	288,600	—	160,000
Income receivable — affiliated	—	298	538	—	322
Prepaid expenses	17,761	32,868	52,110	9,639	30,216
Other assets	—	81,449	147,199	—	87,939

Total assets	499,349,098	844,553,358	1,479,429,529	264,184,632	877,661,985

Accrued Liabilities

Income dividends payable — Common Shares	1,644,855	2,336,562	4,781,213	862,985	2,761,217
Investment advisory fees payable	207,323	349,684	640,858	114,720	380,120
Interest expense and fees payable	44,715	90,793	116,599	5,192	53,489
Bank overdraft	1,580	—	—	—	257
Officer’s and Directors’ fees payable	517	83,233	149,541	555	90,156
Investments purchased payable	—	—	1,035,157	—	—
Margin variation payable	—	30,188	132,970	—	79,063
Other affiliates payable	3,036	4,888	9,190	1,652	5,496
Other accrued expenses payable	80,421	103,524	163,081	39,937	137,668

Total accrued liabilities	1,982,447	2,998,872	7,028,609	1,025,041	3,507,466

Other Liabilities

Trust certificates[3]	62,692,934	171,137,421	195,663,221	9,030,000	78,614,804

Total Liabilities	64,675,381	174,136,293	202,691,830	10,055,041	82,122,270

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	131,006,425	166,548,530	356,503,871	87,356,716	247,727,761

Net Assets Applicable to Common Shareholders	$303,667,292	$503,868,535	$920,233,828	$166,772,875	$547,811,954

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6]	$298,489,577	$497,660,786	$950,073,268	$163,265,826	$550,614,764
Undistributed net investment income	5,775,447	7,131,653	15,893,163	2,891,775	9,642,252
Accumulated net realized loss	(15,532,646)	(17,822,637)	(88,098,099)	(3,323,530)	(29,041,206)
Net unrealized appreciation/depreciation	14,934,914	16,898,733	42,365,496	3,938,804	16,596,144

Net Assets Applicable to Common Shareholders	$303,667,292	$503,868,535	$920,233,828	$166,772,875	$547,811,954

Net asset value per Common Share	$13.57	$14.66	$13.67	$13.82	$13.89

[1] Investments at cost — unaffiliated	$461,122,768	$778,127,360	$1,404,553,836	$256,641,200	$842,256,608

[2] Investments at cost — affiliated	$17,366,850	$39,049,939	$11,426,470	$605,019	$8,174,307

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.05 per share	—	—	—	1,941	9,908

Par value $0.10 per share	5,240	6,661	14,258	1,553	—

[5] Preferred Shares authorized	8,180	11,000	22,800	3,960	12,160

[6] Common Shares outstanding, 200 million shares authorized, $0.10 par value	22,378,982	34,361,200	67,341,031	12,069,721	39,445,962

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2010

Statements of Operations

Year Ended July 31, 2010	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)	BlackRock MuniYield California Insured Fund, Inc. (MCA)	BlackRock MuniYield Insured Fund, Inc. (MYI)	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)	BlackRock MuniYield New York Insured Fund, Inc. (MYN)

Investment Income

Interest	$23,861,814	$35,367,445	$69,970,645	$12,754,991	$41,487,339
Income — affiliated	20,203	11,158	51,026	607	8,102

Total income	23,882,017	35,378,603	70,021,671	12,755,598	41,495,441

Expenses

Investment advisory	2,685,496	3,830,077	7,110,537	1,297,170	4,265,789
Commissions for Preferred Shares	197,045	247,092	533,484	125,357	369,631
Accounting services	129,214	202,931	364,022	61,220	250,156
Professional	71,025	77,278	107,444	49,599	80,898
Transfer agent	48,842	73,197	130,330	42,117	79,992
Officer and Directors	32,850	67,581	122,074	18,420	72,701
Custodian	25,659	36,692	59,255	15,045	38,665
Printing	16,882	26,841	50,309	10,382	32,866
Registration	9,330	11,926	23,358	9,330	13,690
Miscellaneous	97,105	114,688	166,388	69,576	121,334

Total expenses excluding interest expense and fees	3,313,448	4,688,303	8,667,201	1,698,216	5,325,722
Interest expense and fees[1]	476,296	778,231	1,246,969	60,661	562,878

Total expenses	3,789,744	5,466,534	9,914,170	1,758,877	5,888,600
Less fees waived by advisor	(377,122)	(41,394)	(18,525)	(11,844)	(22,804)

Total expenses after fees waived	3,412,622	5,425,140	9,895,645	1,747,033	5,865,796

Net investment income	20,469,395	29,953,463	60,126,026	11,008,565	35,629,645

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	813,164	235,183	(353,293)	999,481	94,856
Financial futures contracts	35,900	(89,360)	336,701	(45,754)	5,668

	849,064	145,823	(16,592)	953,727	100,524

Net change in unrealized appreciation/depreciation on:
Investments	27,313,334	39,486,177	88,362,379	9,751,120	42,259,782
Financial futures contracts	—	(89,999)	(399,313)	—	(141,179)

	27,313,334	39,396,178	87,963,066	9,751,120	42,118,603

Total realized and unrealized gain	28,162,398	39,542,001	87,946,474	10,704,847	42,219,127

Dividends to Preferred Shareholders From

Net investment income	(546,058)	(982,980)	(2,350,328)	(458,167)	(1,419,084)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$48,085,735	$68,512,484	$145,722,172	$21,255,245	$76,429,688

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	33

Statements of Changes in Net Assets	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)

	Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009

Operations

Net investment income	$20,469,395	$20,160,412
Net realized gain (loss)	849,064	(11,811,410)
Net change in unrealized appreciation/depreciation	27,313,334	(4,009,106)
Dividends to Preferred Shareholders from net investment income	(546,058)	(2,736,892)

Net increase in net assets applicable to Common Shareholders resulting from operations	48,085,735	1,603,004

Dividends to Common Shareholders From

Net investment income	(19,116,579)	(14,193,791)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	355,807	—

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	29,324,963	(12,590,787)
Beginning of year	274,342,329	286,933,116

End of year	$303,667,292	$274,342,329

Undistributed net investment income	$5,775,447	$4,985,202

BlackRock MuniYield California Insured Fund, Inc. (MCA)

	Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009

Operations

Net investment income	$29,953,463	$29,423,972
Net realized gain (loss)	145,823	(7,354,130)
Net change in unrealized appreciation/depreciation	39,396,178	(10,184,886)
Dividends to Preferred Shareholders from net investment income	(982,980)	(4,039,487)

Net increase in net assets applicable to Common Shareholders resulting from operations	68,512,484	7,845,469

Dividends to Common Shareholders From

Net investment income	(26,148,873)	(22,575,308)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	42,363,611	(14,729,839)
Beginning of year	461,504,924	476,234,763

End of year	$503,868,535	$461,504,924

Undistributed net investment income	$7,131,653	$4,323,219

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2010

Statements of Changes in Net Assets	BlackRock MuniYield Insured Fund, Inc. (MYI)

	Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009

Operations

Net investment income	$60,126,026	$58,754,948
Net realized loss	(16,592)	(45,344,504)
Net change in unrealized appreciation/depreciation	87,963,066	793,742
Dividends to Preferred Shareholders from net investment income	(2,350,328)	(8,128,538)

Net increase in net assets applicable to Common Shareholders resulting from operations	145,722,172	6,075,648

Dividends to Common Shareholders From

Net investment income	(51,624,188)	(45,900,731)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	514,005	—

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	94,611,989	(39,825,083)
Beginning of year	825,621,839	865,446,922

End of year	$920,233,828	$825,621,839

Undistributed net investment income	$15,893,163	$9,882,417

BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)

	Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009

Operations

Net investment income	$11,008,565	$11,238,595
Net realized gain	953,727	129,790
Net change in unrealized appreciation/depreciation	9,751,120	(5,910,336)
Dividends to Preferred Shareholders from net investment income	(458,167)	(1,734,047)

Net increase in net assets applicable to Common Shareholders resulting from operations	21,255,245	3,724,002

Dividends to Common Shareholders From

Net investment income	(9,842,858)	(8,122,923)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	11,412,387	(4,398,921)
Beginning of year	155,360,488	159,759,409

End of year	$166,772,875	$155,360,488

Undistributed net investment income	$2,891,775	$2,181,937

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	35

Statements of Changes in Net Assets	BlackRock MuniYield New York Insured Fund, Inc. (MYN)

	Year Ended July 31,

Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009

Operations

Net investment income	$35,629,645	$34,156,457
Net realized gain (loss)	100,524	(4,120,078)
Net change in unrealized appreciation/depreciation	42,118,603	(19,596,751)
Dividends to Preferred Shareholders from net investment income	(1,419,084)	(5,209,900)

Net increase in net assets applicable to Common Shareholders resulting from operations	76,429,688	5,229,728

Dividends to Common Shareholders From

Net investment income	(27,710,788)	(25,048,659)

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	48,718,900	(19,818,931)
Beginning of year	499,093,054	518,911,985

End of year	$547,811,954	$499,093,054

Undistributed net investment income	$9,642,252	$3,184,321

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2010

Statements of Cash Flows

Year Ended July 31, 2010	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)	BlackRock MuniYield California Insured Fund, Inc. (MCA)	BlackRock MuniYield Insured Fund, Inc. (MCA)

Cash Provided by Operating Activities

Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$48,631,793	$69,495,464	$148,072,500
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	164,089	753,339	(485,312)
Decrease in prepaid expenses	17,188	25,218	43,579
Increase in other assets	—	(33,932)	(61,854)
(Increase) decrease in income receivable — affiliated	—	319	(163)
Increase in investment advisory fees payable	16,171	32,985	42,175
Increase in other affiliates payable	213	509	1,171
Increase in margin variation payable	—	30,188	132,970
Increase in cash held as collateral in connection with futures	—	(72,000)	(288,600)
Increase in other accrued expenses payable	15,518	13,888	9,516
Increase (decrease) in Officer’s and Directors’ fees payable	(94)	34,454	62,369
Decrease in interest expense and fees payable	(145,569)	(163,943)	(313,504)
Net realized and unrealized gain	(28,126,498)	(39,755,292)	(88,070,940)
Amortization of premium and discount on investments	954,398	2,297,142	(131,853)
Proceeds from sales of long-term investments	98,950,625	222,234,751	183,988,829
Purchases of long-term investments	(103,200,092)	(283,799,792)	(255,616,070)
Net proceeds from sales (purchases) of short-term securities	2,411,240	(17,107,995)	32,185,316

Cash provided by operating activities	19,688,982	(46,014,697)	19,570,129

Cash Used for Financing Activities

Payments on redemption of Preferred Shares	—	—	(2,175,000)
Cash receipts from trust certificates	3,846,106	80,436,952	36,873,984
Cash payments for trust certificates	(4,440,000)	(7,575,000)	(3,633,309)
Cash dividends paid to Common Shareholders	(18,624,706)	(25,908,344)	(50,434,461)
Cash dividends paid to Preferred Shareholders	(548,428)	(987,633)	(2,358,248)
Increase in bank overdraft	1,580	—	—

Cash used for financing activities	(19,765,448)	45,965,975	(21,727,034)

Cash

Net decrease in cash	(76,466)	(48,722)	(2,156,905)
Cash at beginning of year	76,466	48,722	2,156,905

Cash at end of year	—	—	—

Cash Flow Information

Cash paid during the year for interest	$621,865	$942,174	$1,560,473

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to Common Shareholders	$355,807	—	$514,005

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	37

Financial Highlights	BlackRock MuniHoldings Insured Fund II, Inc. (MUE)

			Period October 1, 2007 to July 31, 2008
	Year Ended
	July 31,			Year Ended September 30,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.27	$12.84	$13.72	$14.15	$14.23	$14.41

Net investment income[1]	0.92	0.90	0.78	0.97	0.93	0.97
Net realized and unrealized gain (loss)	1.26	(0.71)	(0.91)	(0.45)	0.03	(0.09)
Dividends to Preferred Shareholders from net investment income	(0.02)	(0.12)	(0.25)	(0.33)	(0.29)	(0.18)

Net increase (decrease) from investment operations	2.16	0.07	(0.38)	0.19	0.67	0.70

Dividends to Common Shareholders from net investment income	(0.86)	(0.64)	(0.50)	(0.62)	(0.75)	(0.88)

Net asset value, end of period	$13.57	$12.27	$12.84	$13.72	$14.15	$14.23

Market price, end of period	$14.26	$11.40	$11.30	$12.39	$12.96	$13.90

Total Investment Return[2]

Based on net asset value	18.04%	1.58%	(2.41)%[3]	1.73%	5.19%	5.35%

Based on market price	33.51%	7.24%	(4.89)%[3]	0.31%	(1.37)%	11.92%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[4]	1.28%	1.66%	1.55%[5]	1.61%	1.64%	1.38%

Total expenses after fees waived and paid indirectly[4]	1.15%	1.45%	1.45%[5]	1.54%	1.57%	1.32%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4,6]	0.99%	1.04%	1.15%[5]	1.17%	1.16%	1.15%

Net investment income[4]	6.92%	7.61%	6.74%[5]	6.94%	6.70%	6.72%

Dividends to Preferred Shareholders	0.18%	1.03%	2.19%[5]	2.37%	2.10%	1.27%

Net investment income to Common Shareholders	6.74%	6.58%	4.55%[5]	4.57%	4.60%	5.45%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$303,667	$274,342	$286,933	$306,769	$316,216	$318,044

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$131,000	$131,000	$145,300	$204,500	$204,500	$204,500

Portfolio turnover	20%	37%	43%	43%	35%	46%

Asset coverage, end of period per $1,000	$3,3188 [7]	$3,094 [7]	$2,975 [7]	$2,500 [7]	$2,546 [7]	$2,555

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Do not reflect the effect of dividends to Preferred Shareholders.

[5]	Annualized.

[6]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[7]	Asset coverage per preferred share at $25,000 liquidation preference for the periods ended 2010, 2009, 2008, 2007 and 2006 were $82,953, $77,357, $74,376, $62,514 and $63,667, respectively.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2010

Financial Highlights	BlackRock MuniYield California Insured Fund, Inc. (MCA)

			Period November 1, 2007 to July 31, 2008
	Year Ended
	July 31,			Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$13.43	$13.86	$14.63	$15.09	$14.82	$15.23

Net investment income[1]	0.87	0.86	0.68	0.92	0.96	0.95
Net realized and unrealized gain (loss)	1.15	(0.51)	(0.75)	(0.42)	0.35	(0.33)
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.12)	(0.20)	(0.28)	(0.24)	(0.13)

Net increase (decrease) from investment operations	1.99	0.23	(0.27)	0.22	1.07	0.49

Dividends to Common Shareholders from net investment income	(0.76)	(0.66)	(0.50)	(0.68)	(0.80)	(0.88)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	(0.00)[2]	(0.02)

Net asset value, end of period	$14.66	$13.43	$13.86	$14.63	$15.09	$14.82

Market price, end of period	$14.02	$12.08	$12.33	$13.16	$14.64	$14.16

Total Investment Return[3]

Based on net asset value	15.69%	3.03%	(1.54)%[4]	1.76%	7.57%	3.55%

Based on market price	23.00%	4.17%	(2.63)%[4]	(5.65)%	9.22%	9.75%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.11%	1.40%	1.38%[6]	1.53%	1.60%	1.27%

Total expenses after fees waived and paid indirectly[5]	1.10%	1.38%	1.36%[6]	1.53%	1.59%	1.27%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	0.95%	1.02%	1.04%[6]	1.03%	1.03%	0.96%

Net investment income[5]	6.10%	6.60%	6.15%[6]	6.22%	6.46%	6.29%

Dividends to Preferred Shareholders	0.20%	0.91%	1.78%[6]	1.87%	1.62%	0.84%

Net investment income to Common Shareholders	5.90%	5.69%	4.37%[6]	4.35%	4.84%	5.45%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$503,869	$461,505	$476,235	$502,855	$518,667	$509,066

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$166,525	$166,525	$192,300	$275,000	$275,000	$275,000

Portfolio turnover	30%	25%	25%	25%	27%	39%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$100,648	$94,289	$86,933	$70,733	$72,170	$71,280

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	39

Financial Highlights	BlackRock MuniYield Insured Fund, Inc. (MYI)

			Period November 1, 2007 to July 31, 2008
	Year Ended July 31,
				Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.27	$12.86	$14.57	$15.30	$15.27	$15.59

Net investment income[1]	0.89	0.87	0.70	1.04	0.98	1.04
Net realized and unrealized gain (loss)	1.31	(0.66)	(1.69)	(0.79)	0.46	(0.22)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.12)	(0.22)	(0.31)	(0.25)	(0.16)
Net realized gain	—	—	—	—	(0.04)	(0.02)

Net increase (decrease) from investment operations	2.17	0.09	(1.21)	(0.06)	1.15	0.64

Dividends and distributions to Common Shareholders from:
Net investment income	(0.77)	(0.68)	(0.50)	(0.67)	(0.78)	(0.95)
Net realized gain	—	—	—	—	(0.34)	(0.01)

Total dividends and distributions to Common Shareholders	(0.77)	(0.68)	(0.50)	(0.67)	(1.12)	(0.96)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	(0.00)[2]

Net asset value, end of period	$13.67	$12.27	$12.86	$14.57	$15.30	$15.27

Market price, end of period	$14.17	$12.12	$12.22	$13.04	$14.36	$14.70

Total Investment Return[3]

Based on net asset value	18.19%	1.70%	(8.22)%[4]	(0.06)%	8.09%	4.54%

Based on market price	24.03%	5.72%	(2.55)%[4]	(4.70)%	5.38%	7.69%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.11%	1.46%	1.64%[6]	1.71%	1.67%	1.60%

Total expenses after fees waived and paid indirectly[5]	1.11%	1.45%	1.63%[6]	1.71%	1.67%	1.60%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[5,7]	0.97%	1.06%	1.06%[6]	1.03%	1.02%	1.01%

Net investment income[5]	6.73%	7.52%	6.51%[6]	6.94%	6.52%	6.62%

Dividends to Preferred Shareholders	0.26%	1.04%	2.03%[6]	2.06%	1.67%	1.05%

Net investment income to Common Shareholders	6.47%	6.48%	4.48%[6]	4.88%	4.85%	5.57%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$920,234	$825,622	$865,447	$980,741	$1,030,048	$1,028,022

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$356,450	$358,625	$377,175	$570,000	$570,000	$570,000

Portfolio turnover	13%	30%	70%	117%	95%	105%

Asset coverage, end of period per $1,000	$3,581 [8]	$3,302 [8]	$3,295 [8]	$2,721 [8]	$2,807 [8]	$2,804

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Stock shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[8]	Asset coverage per preferred share at $25,000 liquidation preference for the periods ended 2010, 2009, 2008, 2007 and 2006 were $89,545, $82,559, $82,381, $68,039 and $70,198, respectively.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2010

Financial Highlights	BlackRock MuniYield Michigan Insured Fund II, Inc. (MYM)

			Period November 1, 2007 to July 31, 2008
	Year Ended July 31,
				Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.87	$13.24	$14.13	$14.60	$14.54	$15.21

Net investment income[1]	0.91	0.93	0.70	0.97	0.97	0.99
Net realized and unrealized gain (loss)	0.90	(0.49)	(0.88)	(0.47)	0.13	(0.58)
Dividends to Preferred Shareholders from net investment income	(0.04)	(0.14)	(0.21)	(0.29)	(0.26)	(0.15)

Net increase (decrease) from investment operations	1.77	0.30	(0.39)	0.21	0.84	0.26

Dividends to Common Shareholders from net investment income	(0.82)	(0.67)	(0.50)	(0.68)	(0.78)	(0.91)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	0.00 [2]	(0.02)

Net asset value, end of period	$13.82	$12.87	$13.24	$14.13	$14.60	$14.54

Market price, end of period	$13.67	$11.58	$11.63	$12.61	$13.97	$14.41

Total Investment Return[3]

Based on net asset value	14.62%	3.81%	(2.48)%[4]	1.78%	6.09%	1.73%

Based on market price	26.01%	6.34%	(4.01)%[4]	(5.07)%	2.42%	5.47%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.08%	1.28%	1.48%[6]	1.69%	1.65%	1.47%

Total expenses after fees waived[5]	1.07%	1.26%	1.45%[6]	1.68%	1.64%	1.46%

Total expenses after fees waived and excluding interest expense and fees[5,7]	1.03%	1.12%	1.14%[6]	1.14%	1.13%	1.07%

Net investment income[5]	6.74%	7.43%	6.61%[6]	6.77%	6.72%	6.57%

Dividends to Preferred Shareholders	0.28%	1.15%	1.98%[6]	2.05%	1.78%	0.97%

Net investment income to Common Shareholders	6.46%	6.28%	4.63%[6]	4.72%	4.94%	5.60%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$166,773	$155,360	$159,759	$170,559	$176,216	$175,264

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$87,350	$87,350	$87,350	$99,000	$99,000	$99,000

Portfolio turnover	18%	9%	20%	10%	14%	19%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$72,733	$69,467	$70,730	$68,076	$69,507	$69,269

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2010	41

Financial Highlights	BlackRock MuniYield New York Insured Fund, Inc. (MYN)

			Period November 1, 2007 to July 31, 2008
	Year Ended July 31,
				Year Ended October 31,

	2010	2009		2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$12.65	$13.16	$13.94	$14.40	$14.26	$14.81

Net investment income[1]	0.90	0.87	0.66	0.84	0.92	0.94
Net realized and unrealized gain (loss)	1.08	(0.61)	(0.77)	(0.38)	0.23	(0.50)
Dividends to Preferred Shareholders from net investment income	(0.04)	(0.13)	(0.19)	(0.27)	(0.24)	(0.13)

Net increase (decrease) from investment operations	1.94	0.13	(0.30)	0.19	0.91	0.31

Dividends to Common Shareholders from net investment income	(0.70)	(0.64)	(0.48)	(0.65)	(0.77)	(0.84)

Capital charges with respect to issuance of Preferred Shares	—	—	—	—	(0.00)[2]	(0.02)

Net asset value, end of period	$13.89	$12.65	$13.16	$13.94	$14.40	$14.26

Market price, end of period	$13.57	$11.36	$11.80	$12.80	$14.10	$13.17

Total Investment Return[3]

Based on net asset value	16.15%	2.29%	(1.86)%[4]	1.66%	6.71%	2.53%

Based on market price	26.36%	2.44%	(4.16)%[4]	(4.67)%	13.13%	6.24%

Ratios to Average Net Assets Applicable to Common Shareholders

Total expenses[5]	1.11%	1.34%	1.48%[6]	1.64%	1.56%	1.31%

Total expenses after fees waived[5]	1.10%	1.32%	1.46%[6]	1.63%	1.56%	1.31%

Total expenses after fees waived and excluding interest expense and fees[5,7]	1.00%	1.06%	1.04%[6]	1.04%	1.03%	0.96%

Net investment income[5]	6.69%	7.11%	6.36%[6]	5.96%	6.50%	6.37%

Dividends to Preferred Shareholders	0.27%	1.09%	1.82%[6]	1.88%	1.68%	0.87%

Net investment income to Common Shareholders	6.42%	6.02%	4.54%[6]	4.08%	4.82%	5.50%

Supplemental Data

Net assets applicable to Common Shareholders, end of period (000)	$547,812	$499,093	$518,912	$549,910	$567,954	$562,474

Preferred Shares outstanding at $25,000 liquidation preference, end of period (000)	$247,700	$247,700	$259,475	$304,000	$304,000	$304,000

Portfolio turnover	7%	22%	17%	25%	43%	35%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of period	$80,293	$75,376	$75,011	$70,242	$71,725	$71,259

[1]	Based on average Common Shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market value, which can be significantly greater or lesser than net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to Preferred Shareholders.

[6]	Annualized.

[7]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings Insured Fund II, Inc. (“MUE”), BlackRock MuniYield California Insured Fund, Inc. (“MCA”), BlackRock MuniYield Insured Fund, Inc. (“MYI”), BlackRock MuniYield Michigan Insured Fund II, Inc. (“MYM”) and BlackRock MuniYield New York Insured Fund, Inc. (“MYN”) (collectively, the “Funds” or individually as a “Fund”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds determine, and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counter-party, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

ANNUAL REPORT	JULY 31, 2010	43

Notes to Financial Statements (continued)

Interest income from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2010, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

MUE	$123,179,778	$62,692,934	0.27% – 0.43%
MCA	$340,954,608	$171,137,421	0.27% – 0.30%
MYI	$385,556,930	$195,663,221	0.27% – 0.43%
MYM	$17,977,535	$9,030,000	0.28% – 0.31%
MYN	$155,190,594	$78,614,804	0.28% – 0.41%

For the year ended July 31, 2010, the Funds’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

MUE	$62,311,240	0.76%
MCA	$108,937,028	0.71%
MYI	$174,492,447	0.71%
MYM	$9,030,000	0.67%
MYN	$73,663,074	0.76%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ net asset values per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four periods ended July 31, 2010, 2009, 2008 and October 31, 2007 (September 30, 2007 for MUE). The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, non-interested Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

44	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults by the exchange on which they trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Instruments as of July 31, 2010

	Liabilities Derivatives

		MCA	MYI	MYN

	Statement of Assets and Liabilities Location		Value

Interest rate contracts	Net unrealized appreciation/depreciation*	$89,999	$399,313	$141,179

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended July 31, 2010

	Net Realized Gain (Loss) from

	MUE	MCA	MYI	MYM	MYN

Interest rate contracts:
Financial futures contracts	$35,900	$(89,360)	$336,701	$(45,754)	$5,668

	Net Change in Unrealized Appreciation/Depreciation on

	MCA	MYI	MYN

Interest rate contracts:
Financial futures contracts	$(89,999)	$(399,313)	$(141,179)

For the year ended July 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	MUE	MCA	MYI	MYM	MYN

Financial futures contracts:
Average number of contracts purchased	6	—	—	3	—
Average number of contracts sold	6	11	46	42	28
Average notional value of contracts purchased	$632,512	—	—	$373,757	—
Average notional value of contracts sold	$670,129	$1,277,532	$5,626,500	$5,070,098	$3,369,549

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets as follows:

MUE	0.55%
MCA	0.50%
MYI	0.50%
MYM	0.50%
MYN	0.50%

Average daily net assets is the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

ANNUAL REPORT	JULY 31, 2010	45

Notes to Financial Statements (continued)

For MUE, the Manager voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceeds 35% of the Fund’s average daily net assets. This amount is included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2010, the waiver was $368,396.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended July 31, 2010, the amounts waived were as follows:

MUE	$8,726
MCA	$41,394
MYI	$18,525
MYM	$11,844
MYN	$22,804

The Manager entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended July 31, 2010, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MUE	$9,590
MCA	$15,113
MYI	$28,199
MYM	$4,938
MYN	$16,265

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2010, were as follows:

	Purchases	Sales

MUE	$97,003,104	$99,398,108
MCA	$283,799,792	$222,234,751
MYI	$241,360,523	$176,754,714
MYM	$45,479,053	$45,724,194
MYN	$94,690,816	$54,633,250

5. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2010 attributable to amortization methods on fixed income securities, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUE	MCA	MYI	MYM	MYN

Paid-in capital	$(44,491)	—	$(92,735)	$(587,859)	$(3,007,157)
Undistributed net investment income	$(16,513)	$(13,176)	$(140,764)	$2,298	$(41,842)
Accumulated net realized loss	$61,004	$13,176	$233,499	$585,561	$3,048,999

The tax character of distributions paid during the fiscal years ended July 31, 2009 and July 31, 2010 were as follows:

	MUE	MCA	MYI	MYM	MYN

Tax-exempt income
7/31/2010	$19,662,637	$27,131,853	$53,974,516	$10,301,025	$29,129,872
7/31/2009	16,930,683	26,614,795	54,029,269	9,856,970	29,967,696
Ordinary income
7/31/2009	—	—	—	—	290,863

Total distributions
7/31/2010	$19,662,637	$27,131,853	$53,974,516	$10,301,025	$29,129,872

7/31/2009	$16,930,683	$26,614,795	$54,029,269	$9,856,970	$30,258,559

46	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

As of July 31, 2010, the tax components of undistributed gains (accumulated losses) were as follows:

	MUE	MCA	MYI	MYM	MYN

Undistributed tax-exempt income	$5,692,712	$7,067,574	$13,280,572	$2,575,139	$9,421,599
Undistributed ordinary income	647	5,122	9,177	2,538	6,184
Capital loss carryforwards	(15,255,658)	(17,153,861)	(80,247,305)	(2,365,850)	(27,686,923)
Net unrealized gains*	14,740,014	16,288,914	37,118,116	3,295,222	15,456,330

Total	$5,177,715	$6,207,749	$(29,839,440)	$3,507,049	$(2,802,810)

*

The differences between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, the deferral of compensation to directors and the treatment of residual interests in tender option bond trusts.

As of July 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires July 31,	MUE	MCA	MYI	MYM	MYN

2011	—	$4,417,434	—	—	—
2012	$306,103	2,675,948	—	$1,288,851	$16,583,200
2014	—	—	$1,489,118	—	3,107,506
2015	—	1,362,395	5,979,955	—	—
2016	—	—	25,066,903	823,067	2,330,288
2017	8,936,425	2,753,866	21,251,301	253,932	2,295,738
2018	6,013,130	5,944,218	26,460,028	—	3,370,191

Total	$15,255,658	$17,153,861	$80,247,305	$2,365,850	$27,686,923

6. Concentration, Market and Credit Risk:

MCA, MYM, and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

MUE invests a significant portion of its assets in the County/City/Special District/School District, Utilities and Transportation sectors. MCA invests a significant portion of its assets in securities in the County/City/Special District/School District and Utilities sectors. MYI and MYN invest a significant portion of their assets in securities in the County/City/Special District/School District and Transportation sectors. MYM invests a significant portion of its assets in securities in the County/City/Special District/School District sector. Changes in economic conditions affecting the County/City/Special District/School District, Transportation and Utilities sectors would have a greater impact on the Funds, and could affect the value, income and/or liquidity of positions in such securities.

ANNUAL REPORT	JULY 31, 2010	47

Notes to Financial Statements (continued)

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, including Preferred Shares, par value $0.10 for MUE, MCA, MYI and MYM and par value $0.05 for MYM and MYN, all of which were initially classified as Common Shares. Each Fund’s Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of Common Shareholders.

Common Shares

For the year ended shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended July 31, 2010	Year Ended July 31, 2009

MUE	26,556	—
MYI	37,906	—

Shares issued and outstanding remained constant for MCA, MYM and MYN for the years ended July 31, 2010 and 2009.

Preferred Shares

The Preferred Shares are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles Supplementary Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Fund may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Fund and seller. Each Fund also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Funds had the following series of Preferred Shares outstanding, effective yields and reset frequency as of July 31, 2010:

	Series	Preferred Shares		Effective Yield	Reset Frequency Days

MUE	A	1,345	[1]	0.41%	7
	B	1,345	[1]	0.43%	7
	C	2,550	[1]	0.43%	7

MCA	A	1,090	[1]	0.41%	28
	B	1,090	[1]	0.41%	7
	C	969	[1]	0.43%	7
	D	1,211	[1]	0.37%	28
	E	1,211	[1]	0.41%	7
	F	1,090	[2]	1.49%	7

MYI	A	1,376	[1]	0.44%	28
	B	1,376	[1]	0.43%	28
	C	1,376	[1]	0.38%	28
	D	1,376	[1]	0.40%	28
	E	2,502	[1]	0.43%	7
	F	1,501	[1]	0.35%	28
	G	1,501	[1]	0.44%	7
	H	1,625	[2]	1.47%	7
	I	1,625	[2]	1.47%	7

MYM	A	1,941	[1]	0.44%	7
	B	1,200	[1]	0.43%	7
	C	353	[2]	1.49%	7

MYN	A	1,385	[1]	0.40%	28
	B	1,385	[1]	0.44%	7
	C	2,282	[1]	0.41%	7
	D	1,597	[1]	0.43%	7
	E	1,793	[1]	0.40%	28
	F	1,466	[2]	1.47%	7

[1]

The maximum applicable rate on this series of Preferred Shares is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on this series of Preferred Shares is the higher of 110% plus or times (i) the Telerate/BAA LIBOR or (ii) 90% of Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

48	ANNUAL REPORT	JULY 31, 2010

Notes to Financial Statements (continued)

Dividends on seven-day and 28-day Preferred Shares are cumulative at a rate, which is reset every seven or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares is footnoted as applicable on the above chart. The low, high and average dividend rates on the Preferred Shares for each Fund for the year ended July 31, 2010 were as follows:

	Series	Low	High	Average

MUE	A	0.24%	0.58%	0.41%
	B	0.26%	0.58%	0.42%
	C	0.26%	0.58%	0.42%

MCA	A	0.26%	0.58%	0.44%
	B	0.24%	0.58%	0.41%
	C	0.26%	0.58%	0.42%
	D	0.34%	0.50%	0.43%
	E	0.24%	0.58%	0.41%
	F	1.34%	1.63%	1.48%

MYI	A	0.27%	0.55%	0.42%
	B	0.26%	0.58%	0.42%
	C	0.32%	0.50%	0.43%
	D	0.32%	0.53%	0.42%
	E	0.26%	0.58%	0.42%
	F	0.26%	0.58%	0.42%
	G	0.24%	0.58%	0.42%
	H	1.32%	1.63%	1.48%
	I	1.32%	1.63%	1.48%

MYM	A	0.24%	0.58%	0.42%
	B	0.26%	0.58%	0.42%
	C	1.34%	1.63%	1.48%

MYN	A	0.31%	0.53%	0.42%
	B	0.24%	0.52%	0.42%
	C	0.26%	0.58%	0.42%
	D	0.26%	0.58%	0.42%
	E	0.32%	0.53%	0.42%
	F	1.32%	1.63%	1.48%

Since February 13, 2008, the Preferred Shares of the Funds failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.24% to 1.63% for the year ended July 31, 2010. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Fund’s auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Funds may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

The Funds pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions and 0.15% on the aggregate principal amount of all shares that fail to clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

Preferred Shares issued and outstanding remained constant for the year ended July 31, 2010 for MUE, MCA, MYM and MYN. Preferred Shares issued and outstanding decreased by 87 shares for MYI for the year ended July 31, 2010.

During the year ended July 31, 2009, certain Funds announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

MUE	A	7/06/09	147	$3,675,000
	B	7/09/09	147	$3,675,000
	C	7/08/09	278	$6,950,000

MCA	A	7/31/09	169	$4,225,000
	B	7/13/09	169	$4,225,000
	C	7/08/09	150	$3,750,000
	D	7/10/09	187	$4,675,000
	E	7/06/09	187	$4,675,000
	F	7/09/09	169	$4,225,000

MYI	A	7/23/09	80	$2,000,000
	B	7/30/09	80	$2,000,000
	C	7/09/09	80	$2,000,000
	D	7/16/09	80	$2,000,000
	E	7/09/09	145	$3,625,000
	F	8/04/09	87	$2,175,000
	G	7/14/09	87	$2,175,000
	H	7/06/09	95	$2,375,000
	I	7/06/09	95	$2,375,000

MYN	A	7/21/09	66	$1,650,000
	B	6/30/09	66	$1,650,000
	C	7/06/09	108	$2,700,000
	D	7/08/09	76	$1,900,000
	E	7/16/09	85	$2,125,000
	F	7/06/09	70	$1,750,000

The Funds financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares outstanding remained constant for MYM during the year ended July 31, 2009.

ANNUAL REPORT	JULY 31, 2010	49

Notes to Financial Statements (concluded)

8. Restatement Information:

During the year ended September 30, 2006 for MUI and October 31, 2006 for MYI, the Funds determined that the criteria for sale accounting in ASC 860 (formerly FAS 140) had not been met for certain transfers of municipal bonds related to investments in TOB Residuals, and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for the period ended September 30, 2005 with respect to MUE, and for the period ended October 31, 2005 with respect to MYI, have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

Financial Highlights for MUE For the Year Ended September 30, 2005

	2005

	Previously Reported	Restated

Total expenses, net of waiver[1]	1.15%	1.32%
Total expenses[1]	1.21%	1.38%
Portfolio turnover	58.19%	46%

[1]	Do not reflect the effect of dividends to Preferred Shareholders.

Financial Highlights for MYI For the Year Ended October 31, 2005

	2005

	Previously Reported	Restated

Total expenses, net of waiver[1]	1.01%	1.60%
Total expenses[1]	1.01%	1.60%
Portfolio turnover	123.85%	105%

[1]	Do not reflect the effect of dividends to Preferred Shareholders.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on September 1, 2010 to Common Shareholders of record on August 16, 2010 as follows:

Common Dividend Per Share

MUE	$0.0735
MCA	$0.0680
MYI	$0.0710
MYM	$0.0715
MYN	$0.0700

On September 1, 2010, the following Funds declared a dividend to Common Shareholders of record on September 15, 2010 in the following amounts:

Common Dividend Per Share

MUE	$0.0735
MCA	$0.0705
MYI	$0.0720
MYM	$0.0715
MYN	$0.0710

The dividends declared on Preferred Shares for the period August 1, 2010 to August 31, 2010 were as follows:

	Series	Dividends Declared

MUE	A	$11,475
	B	$11,662
	C	$22,165

MCA	A	$9,269
	B	$9,196
	C	$8,423
	D	$9,108
	E	$10,331
	F	$33,212

MYI	A	$12,685
	B	$12,220
	C	$10,777
	D	$11,190
	E	$21,695
	F	$12,657
	G	$12,860
	H	$49,332
	I	$49,195

MYM	A	$16,630
	B	$10,431
	C	$10,756

MYN	A	$11,690
	B	$11,866
	C	$19,253
	D	$13,881
	E	$14,582
	F	$44,505

50	ANNUAL REPORT	JULY 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock MuniHoldings Insured Fund II, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New York Insured Fund, Inc.
(collectively the “Funds”):

We have audited the accompanying statement of assets and liabilities of BlackRock MuniHoldings Insured Fund II, Inc., including the schedule of investments, as of July 31, 2010, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended July 31, 2010, for the period October 1, 2007 to July 31, 2008, and for each of the two years in the period ended September 30, 2007. We have also audited the accompanying statement of assets and liabilities of BlackRock MuniYield California Insured Fund, Inc., including the schedule of investments, as of July 31, 2010, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. We have also audited the accompanying statement of assets and liabilities of BlackRock MuniYield Insured Fund, Inc., including the schedule of investments, as of July 31, 2010, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period ended July 31, 2010, for the period November 1, 2007 to July 31, 2008, and for each of the two years in the period ended October 31, 2007. We have also audited the accompanying statements of assets and liabilities of BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc., including the schedules of investments, as of July 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of BlackRock MuniHoldings Insured Fund II, Inc. for the year ended September 30, 2005 (before the restatement described in Note 8) were audited by other auditors whose report, dated November 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 8. The financial highlights of BlackRock MuniYield Insured Fund, Inc. for the year ended October 31, 2005 (before the restatement described in Note 8) were audited by other auditors whose report, dated December 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 8.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings Insured Fund II, Inc. as of July 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period October 1, 2007 to July 31, 2008 and for each of the two years in the period ended September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield California Insured Fund, Inc. as of July 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Insured Fund, Inc. as of July 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. as of July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

We have audited the adjustments, applied by management, to restate certain BlackRock MuniHoldings Insured Fund II, Inc. (“Insured Fund II”) financial highlights for the period ended September 30, 2005 to correct the errors described in Note 8. We have also audited the adjustments, applied by management, to restate certain BlackRock MuniYield Insured Fund, Inc. (“Insured Fund”) financial highlights for the period ended October 31, 2005

ANNUAL REPORT	JULY 31, 2010	51

Report of Independent Registered Public Accounting Firm (concluded)

to correct the errors described in Note 8. These adjustments are the responsibility of the Funds’ management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated information in Insured Fund II’s financial highlights for the year ended September 30, 2005 and Insured Fund’s financial highlights for the year ended October 31, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments or disclosures to Insured Fund II’s or Insured Fund’s financial highlights for the years ended September 30, 2005 and October 31, 2005, respectively, might be necessary in order for such financial highlights to be presented in conformity with accounting principles generally accepted in the United States of America. In our opinion, the adjustments to the financial highlights of Insured Fund II’s or Insured Fund’s financial highlights for the years ended September 30, 2005 and October 31, 2005, respectively, for the restatements described in Note 8 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to the Insured Fund II’s or Insured Fund’s financial highlights for the years ended September 30, 2005 and October 31, 2005, respectively, other than with respect to the adjustments described in Note 8 and, accordingly, we do not express an opinion or any other form of assurance on the Insured Fund II’s or Insured Fund’s financial highlights for the years ended September 30, 2005 and October 31, 2005, respectively.

Deloitte & Touche LLP
Princeton, New Jersey
September 27, 2010

Important Tax Information (Unaudited)

All of the net investment income distributions paid by MUE, MCA, MYI, MYM and MYN during the taxable year ended July 31, 2010 qualify as tax-exempt interest dividends for federal income tax purposes.

52	ANNUAL REPORT	JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock MuniHoldings Insured Fund II, Inc. (“MUE”), BlackRock MuniYield California Insured Fund, Inc. (“MCA”), BlackRock MuniYield Insured Fund, Inc. (“MYI”), BlackRock MuniYield Michigan Insured Fund II, Inc. (“MYM”) and BlackRock New York Insured Fund, Inc. (“MYN” and, together with MUE, MCA, MYI and MYM, each a “Fund,” and, collectively, the “Funds”) met on April 8, 2010 and May 13 – 14, 2010 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The Boards have established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards also have two ad hoc committees, the Joint Product Pricing Committee, which consists of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds, and the Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory, and other amounts paid to BlackRock and its affiliates by each Fund for services such as call center and fund accounting; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock, as applicable (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 13 – 14, 2010 Board meeting.

At an in-person meeting held on May 13 – 14, 2010, each Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each respective Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

ANNUAL REPORT	JULY 31, 2010	53

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Fund’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Boards compared each Fund’s performance to the performance of a comparable group of closed-end funds, and the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in each Fund’s applicable Lipper category and in the case of MCA and MYN, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the performance of each Fund throughout the year.

The Board of MUE noted that MUE performed below the median of its Lipper Performance Composite in the three- and five-year periods reported, but that MUE performed better than or equal to the median of its Lipper Performance Composite in the one-year period reported. The Board of MUE and BlackRock reviewed the reasons for MUE’s underperformance during the three- and five-year periods compared with its Peers. The Board of MUE was informed that, among other things, MUE’s performance was hindered by its short duration posture during a period when interest rates were decreasing.

The Board of MCA noted that MCA performed below the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of MCA and BlackRock reviewed the reasons for MCA’s underperformance during these periods compared with its Peers. The Board of MCA was informed that, among other things, performance detractors for MCA have included exposure to lesser rated underlying holdings and specific exposure to zero coupon structures.

The Board of MYI noted that MYI performed below the median of its Lipper Performance Composite in the three- and five-year periods reported, but that MYI performed better than or equal to the median of its Lipper Performance Composite in the one-year period reported. The Board of MYI and BlackRock reviewed the reasons for MYI’s underperformance during the three- and five-year periods compared with its Peers. The Board of MYI was informed that, among other things, there were four primary factors that impacted performance: constructive positioning with respect to the market during a period of increasing yields; above average exposure to the long-end of the municipal curve, which underperformed as the yield curve steepened out; an overweight of spread product during a period of significant widening of credit spreads (specifically insured bonds now trading to their underlying value); and the underperformance of municipal cash relative to MYI’s Bond Market Association hedges (which were completely unwound in the 4th quarter of 2008).

54	ANNUAL REPORT	JULY 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of MYN noted that MYN performed below the median of its Customized Lipper Peer Group Composite in the three- and five-year periods reported, but that MYN performed better than or equal to the median of its Customized Lipper Peer Group Composite in the one-year period reported. The Board of MYN and BlackRock reviewed the reasons for MYN’s underperformance during the three- and five-year periods compared with its Peers. The Board of MYN was informed that, among other things, MYN’s heavy weighting in longer dated and discount coupon bonds detracted from performance.

The Boards of MUE, MCA, MYI and MYN and BlackRock discussed BlackRock’s strategy for improving each respective Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist each Fund’s portfolio managers and to improve each Fund’s performance.

The Board of MYM noted that, in general, MYM performed better than its Peers in that MYM’s performance was at or above the median of its Lipper Performance Composite in two of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Boards, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Boards reviewed BlackRock’s profitability with respect to each Fund and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its Fund’s contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Fund.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

ANNUAL REPORT	JULY 31, 2010	55

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative and distribution services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their respective Fund’s shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Boards, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

56	ANNUAL REPORT	JULY 31, 2010

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon Shareowner Services for MYM and MYN and Computershare Trust Company, N.A. for MUE, MCA and MYI (individually, the “Plan Agent” or together, the “Plan Agents”) in the respective Fund’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any un-invested portion in newly issued shares.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the respective Plan Agent: BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242 for shareholders of MYM and MYN or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021 for shareholders of MUE, MCA and MYI.

ANNUAL REPORT	JULY 31, 2010	57

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007

Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				99 RICs consisting of 97 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Director of Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from 1976 to 1987.

				99 RICs consisting of 97 Portfolios	AtriCure, Inc. (medical devices)

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management, since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				99 RICs consisting of 97 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.

				99 RICs consisting of 97 Portfolios	The McClatchy Company (publishing); BellSouth (telecommunications); Knight Ridder (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	99 RICs consisting of 97 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation since 2001; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.

				99 RICs consisting of 97 Portfolios	BlackRock Kelso Capital Corp. (business development)

58	ANNUAL REPORT	JULY 31, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Chairman, US Council of Economic Advisers under the President of the United States from 2001 to 2003; Chairman, Economic Policy Committee of the OECD from 2001 to 2003.

				99 RICs consisting of 97 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs from 2006 to 2010; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				99 RICs consisting of 97 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			169 RICs consisting of 292 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			169 RICs consisting of 292 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	JULY 31, 2010	59

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

Funds Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009[2]

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.

[2]	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodians
State Street Bank and Trust Company[3]
Boston, MA 02101

The Bank of New York Mellon[4]
New York, NY 10286

Transfer Agents
Common Shares
Computershare Trust Company, N.A. [3]
Providence, RI 02490

BNY Mellon Shareowner Services[4]
Jersey City, NJ 07310

Auction Agent
Preferred Shares
BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[3] For MUE, MCA and MYI.

[4] For MYM and MYN.

Effective March 31, 2010, G. Nicholas Beckwith, III, a Director of the Funds, resigned. The Funds’ Board extends its best wishes to Mr. Beckwith.

60	ANNUAL REPORT	JULY 31, 2010

Additional Information

Board Approvals

On September 1, 2010, the Board of Directors (the “Boards”) of MUE, MCA, MYI, MYM and MYN (the “Funds”) have approved changes to certain investment policies of the Funds.

Historically, under normal market conditions, each Fund has been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Funds adopted an amended investment policy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance Policy”).

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers has been lowered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of BlackRock Advisors, LLC, the Fund’s investment advisor (the “Manager”), to manage the Funds under the Insurance Policy.

As a result, on September 1, 2010, the Manager recommended, and the Boards approved, the removal of the Insurance Policy. As a result of this investment policy change, the Funds would not be required to dispose of assets currently held within the Funds. The Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Fund increases the amount of its assets that are invested in municipal obligations that are not insured, the Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which the Fund invests. The Boards believe that the amended investment policy is in the best interests of each Fund and its shareholders because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each Fund will achieve its investment objective.

As disclosed in each Fund’s prospectus, each Fund is required to provide shareholders 60 days notice of a change to the Insurance Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new investment policy is expected to take effect on November 9, 2010. After the amended policy takes effect, the Manager anticipates that it will gradually reposition each Fund’s portfolios over time, and that during such period, each Fund may continue to hold a substantial portion of its assets in insured municipal bonds. At this time, it is uncertain how long it may take to reposition each Fund’s portfolio once the amended policy takes effect, and the Funds may continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Funds in connection with this change.

In connection with this change in non-fundamental policy, each of the Funds will undergo a name change to reflect its new portfolio characteristics. The new names of the Funds will be announced at or prior to the expiration of the 60-day notice period. Each Fund will continue to trade on New York Stock Exchange under its current ticker symbol.

The approved changes will not alter any Fund’s investment objective.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	JULY 31, 2010	61

Additional Information (continued)

General Information

On June 10, 2010, BlackRock Advisors, LLC, the Trusts’ investment advisor (the “Manager”), announced that MUE received a demand letter from a law firm on behalf of MUE’s common shareholders. The demand letter alleges that the Manager and MUE’s officers and Board of Directors (the “Board”) breached their fiduciary duties by redeeming at par certain of MUE’s Preferred Shares, and demanded that the Board take action to remedy those alleged breaches. In response to the demand letter, the Board established a Demand Review Committee (the “Committee”) of the independent Directors to investigate the claims made in the demand letter with the assistance of independent counsel. Based upon its investigation, the Committee recommended that the Board reject the demand specified in the demand letter. After reviewing the findings of the Committee, the Board unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

On August 11, 2010, BlackRock Advisors, LLC, the Trusts’ investment advisor (the “Manager”), announced that a shareholder derivative complaint was filed on August 3, 2010 in the Supreme Court of the State of New York, New York County with respect to MCA and MYI, which had previously received a demand letter from a law firm on behalf of each fund’s common shareholders. The complaint was filed against the Manager, BlackRock, Inc., MCA, MYI and certain of the directors, officers and portfolio managers (collectively, the “BlackRock Parties”) in connection with the redemption of auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”). The complaint alleges, among other things, that the BlackRock Parties breached their fiduciary duties to the common shareholders of MCA and MYI (the “Shareholders”) by redeeming AMPS at their liquidation preference and alleges that such redemptions caused losses to the Shareholders. The plaintiffs are seeking monetary damages for the alleged losses suffered and to enjoin MCA and MYI from future redemptions of AMPS at their liquidation preference. The BlackRock Parties believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Each Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

62	ANNUAL REPORT	JULY 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2010	63

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MHMYINS5-7/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield California Insured Fund, Inc.	$35,400	$35,400	$3,500	$3,500	$6,100	$6,100	$0	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock MuniYield California Insured Fund, Inc.	$20,377	$413,128

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of July 31, 2010.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Inc., and Walter O’Connor, Managing Director at BlackRock, Inc. Each is a member of BlackRock, Inc.’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 1997, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of July 31, 2010:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	72	0	0	0	0	0
	$19.74 Billion	$0	$0	$0	$0	$0
Walter O’Connor	72	0	0	0	0	0
	$19.74 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees.  In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time.  This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of July 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of July 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

On September 17, 2010, the Board of Directors of the Fund amended and restated in its entirety the bylaws of the Fund (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of September 17, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing director nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield California Insured Fund, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock MuniYield California Insured Fund, Inc.

Date: October 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield California Insured Fund, Inc.

Date: October 6, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield California Insured Fund, Inc.

Date: October 6, 2010